      (As filed with the Securities and Exchange Commission on February 9, 2001)
                                     SECURITIES ACT FILE NO. 333-_______________
                             INVESTMENT COMPANY ACT FILE NO. 811-_______________
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-2
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]
                         PRE-EFFECTIVE AMENDMENT NO.                      [ ]
                         POST-EFFECTIVE AMENDMENT NO.                     [ ]

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
                                  AMENDMENT NO.                           [ ]

                               ------------------

                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (713) 626-1919


                                Robert H. Graham
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                 -----------------------------------------------
                     (Name and Address of Agent for Service)

                                   COPIES TO:

Carol F. Relihan, Esquire                Martha J. Hays, Esquire
A I M Advisors, Inc.                     Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza, Suite 100             1735 Market Street, 51st Floor
Houston, Texas 77046                     Philadelphia, Pennsylvania 19103-7599

                               ------------------
                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become  effective

[ X ]    when declared  effective pursuant to section 8(c).
[   ]    immediately upon filing pursuant to paragraph (b)
[   ]    a (date) pursuant to paragraph (b)
[   ]    60 days of the filing pursuant to paragraph (a)
[   ]    on (date) pursuant to paragraph (a)

If appropriate, check the following box:

[ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
[ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement or the same offering is - ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES                   AMOUNT BEING           PROPOSED MAXIMUM             PROPOSED MAXIMUM            AMOUNT OF
 BEING REGISTERED                      REGISTERED         OFFERING PRICE PER UNIT     AGGREGATE OFFERING PRICE     REGISTRATION FEE
Shares of Beneficial Interest            40,000                  $25.00                      $1,000,000                  $250

================================================================================

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

   THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                 Subject To Completion, Dated February   , 2001

                    SHARES

AIM MILLENNIUM
ALTERNATIVE STRATEGIES FUND
--------------------------------------------------------------------------------

AIM Millennium Alternative Strategies Fund (the fund) is a newly organized, non-diversified, closed-end management investment company. The fund's investment objective is long-term growth of capital. The fund will seek to achieve its objective by investing in a portfolio of securities that the fund's investment adviser believes provide the most attractive growth and appreciation opportunities, and by pursuing non-traditional "alternative strategies" which seek to generate positive returns even in declining markets.

       Under normal market conditions, the fund will invest its assets primarily in publicly traded equity securities or pursuant to strategies involving publicly traded equity securities, such as short sales, leverage and options, of companies that the fund's investment adviser believes are growth companies or companies involving a special opportunity, e.g., an unusual development in a company or a group of companies. The fund may invest up to 35% of its net assets in private securities. Private securities include private securities issued by private companies that plan to conduct an initial public offering or other capital transactions to provide liquidity to private security holders, restricted public securities, non-public securities of public companies and securities issued by private equity funds. Up to 50% of the fund's investment in private securities may be in private investment funds that invest in private equity securities.

       Repurchase Offers. The fund's shares will not be listed on any securities exchange and it is not expected that any secondary market will develop for the fund's shares. In order to provide a limited degree of liquidity to shareholders, the fund will make quarterly offers to repurchase between 5% and 25% of its outstanding shares at their net asset value. Tendering shareholders may not have all of their tendered shares repurchased by the fund. The fund intends to complete its first quarterly repurchase offer in November 2001. See "Repurchase Offers."

       INVESTING IN THE FUND'S SHARES INVOLVES A HIGH DEGREE OF RISK. SEE "RISK
FACTORS" BEGINNING ON PAGE   .

       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

---------------------------------------------------------------------------------------------------------
                                                       PRICE TO PUBLIC   SALES LOAD   PROCEEDS TO FUND(2)
                                                       ---------------   ----------   -------------------
Per Share............................................      $25.00         $
Total................................................      $              $
---------------------------------------------------------------------------------------------------------

(1) The Price to Public per share for purchases of $500,000 or more, but less than $999,999, will be $24.74, which includes a Sales Load per share of $0.79. The Price to Public per share for purchases of $1,000,000 or more will be $24.49, which includes a Sales Load per share of $0.54.

(2) The fund will pay organizational and offering expenses estimated at
    $          from the proceeds of the offering. AIM or its affiliate A I M
    Distributors, Inc. will pay to UBS Warburg LLC from its own resources additional compensation in connection with the sale and distribution of the fund's shares. The fund will pay a shareholder servicing fee to each broker or dealer that has entered into a shareholder servicing agreement with the fund at the initial annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such brokers or dealers. See "Underwriting."

                                UBS WARBURG LLC

                 The date of this Prospectus is March   , 2001

[AIM LOGO APPEARS HERE]                                   INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

--Registered Trademark--

  Investment Adviser.  The fund's investment adviser is A I M Advisors, Inc.
(AIM). AIM will be responsible for investing the fund's assets in public securities and for supervising INVESCO Private Capital, Inc. (INVESCO), the fund's sub-adviser. INVESCO will be responsible for investing the fund's assets in private equity securities and private investment funds.

  Management Fee and Incentive Fee. The fund will pay AIM a management fee at an annual rate of 1.75% of the fund's average daily net assets. AIM may pay a portion of the management fee to INVESCO, the fund's sub-adviser. In addition, a quarterly incentive fee will be paid to AIM generally equal to 15% of the sum of the fund's net realized and unrealized capital gains or losses and net investment income or loss for the quarter, reduced by the fund's net unrealized gains on private equity securities, subject to reduction for prior realized and unrealized losses that have not previously been offset against realized and unrealized gains. The incentive fee structure presents risks that are not present in investment companies without an incentive fee. The overall fees payable by the fund will be much higher than those paid by most other funds. AIM will pay an incentive fee to INVESCO based on the performance of the portion of the fund's assets managed by INVESCO. See "Management of the Fund--Incentive Fee."

  Investor Qualifications. Shares are offered only to investors who have a net worth of more than $1,500,000 or $750,000 managed by AIM, including any amount invested in the fund, or who otherwise meet the standard for a Qualified Investor (as defined herein). The minimum investment is $25,000 or 1,000 shares. Investors must hold their shares through brokers and dealers that have entered into shareholder servicing agreements with the fund. See "Investor Qualifications and Transfer Restrictions."

  Restrictions on Transfer. The fund's shares will be subject to transfer restrictions that permit transfers only to persons who are Qualified Investors and hold their shares through brokers and dealers that have entered into shareholder servicing agreements with the fund. Investors may not be able to sell their shares. Shareholders will not be permitted to transfer shares to someone who is not a Qualified Investor or to an account with a broker or dealer that has not entered into an agreement with the fund. See "Investor Qualifications and Transfer Restrictions."

  Additional Offers of Shares. The fund may at some time in the future, but not sooner than February 2002, conduct additional offers of its shares at their net asset value plus a sales charge to existing investors who are shareholders of the fund at the time of the offer and, for as long as the fund is subject to an incentive fee, continue to be Qualified Investors. The number of shares available for sale will be approximately the same as the aggregate number of shares repurchased by the fund in its prior quarterly repurchase offers that have not since been sold. If existing shareholders do not purchase such shares, the fund may also offer such shares to additional Qualified Investors. It is expected that such sales will be conducted periodically. Such offers will not commence until the fund has committed to invest a substantial portion of the proceeds from this offering.

  The underwriters are offering the shares subject to various conditions. The fund is not obligated to sell to an underwriter any shares that have not been placed with Qualified Investors (as defined herein). The underwriters expect to
deliver the shares to the purchasers on or about             , 2001.

  This Prospectus sets forth concisely the information about the fund that prospective investors should know before investing. Please read it before investing and keep it for future reference. Additional information about the fund, including a statement of additional information (SAI) dated
                    , 2001, has been filed with the Securities and Exchange Commission (the SEC). The SAI is available upon request and without charge by writing the fund at 11 Greenway Plaza, Suite 100, Houston, Texas 77046, or by
calling [(800)           ]. The SAI is incorporated by reference into this
Prospectus in its entirety. The table of contents of the SAI appears on page of this Prospectus. The SAI, and other information about the fund, is also available on the SEC's Internet website (http://www.sec.gov).

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


PROSPECTUS SUMMARY                            1
- - - - - - - - - - - - - - - - - - - - - - - -

FEE TABLE AND EXPENSE EXAMPLE                 6
- - - - - - - - - - - - - - - - - - - - - - - -

RISK FACTORS                                  7
- - - - - - - - - - - - - - - - - - - - - - - -

USE OF PROCEEDS                              13
- - - - - - - - - - - - - - - - - - - - - - - -

INVESTMENT OBJECTIVE AND PRINCIPAL
  STRATEGIES                                 13
- - - - - - - - - - - - - - - - - - - - - - - -

INVESTMENT RESTRICTIONS                      17
- - - - - - - - - - - - - - - - - - - - - - - -

MANAGEMENT OF THE FUND                       19
- - - - - - - - - - - - - - - - - - - - - - - -

REPURCHASE OFFERS                            21
- - - - - - - - - - - - - - - - - - - - - - - -

CALCULATION OF NET ASSET VALUE               23
- - - - - - - - - - - - - - - - - - - - - - - -

CONTROL PERSONS                              23
- - - - - - - - - - - - - - - - - - - - - - - -

SHARES OF BENEFICIAL INTEREST                24
- - - - - - - - - - - - - - - - - - - - - - - -

DISTRIBUTION POLICY                          25
- - - - - - - - - - - - - - - - - - - - - - - -

TAXES                                        26
- - - - - - - - - - - - - - - - - - - - - - - -

UNDERWRITING                                 27
- - - - - - - - - - - - - - - - - - - - - - - -

INVESTOR QUALIFICATIONS AND TRANSFER
  RESTRICTIONS                               28
- - - - - - - - - - - - - - - - - - - - - - - -

TABLE OF CONTENTS OF SAI                     29
- - - - - - - - - - - - - - - - - - - - - - - -

APPENDIX A: INFORMATION ABOUT THE
  INVESTMENT ADVISERS                       A-1
- - - - - - - - - - - - - - - - - - - - - - - -

APPENDIX B: FORM OF INVESTOR
  CERTIFICATION                             B-1
- - - - - - - - - - - - - - - - - - - - - - - -

                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

This is only a summary. This summary may not contain all of the information that you should consider before investing in the fund. You should review the more detailed information contained in this Prospectus and in the SAI.

THE FUND

AIM Millennium Alternative Strategies Fund (the fund) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act).

INVESTMENT OBJECTIVE

The fund's investment objective is long-term growth of capital. The fund seeks to achieve its objective by investing in a portfolio of U.S. and non-U.S. securities that the fund's investment adviser believes provide the most attractive growth and appreciation opportunities. See "Investment Objective and Principal Strategies--Investment Objective."

PRINCIPAL STRATEGIES

The fund will seek to achieve its investment objective by pursuing non-traditional "alternative strategies" which seek to generate positive returns even in declining market conditions. The fund may invest in equity securities of companies of any size, including large capitalization companies, but a substantial portion of the fund's total assets may be in small and medium-sized companies. Under normal market conditions, the fund will invest 65% of its net assets primarily in publicly traded equity securities, or pursuant to strategies involving publicly traded equity securities, such as short sales, leverage and options, of companies that the fund's investment adviser believes are growth companies or are companies involving a special opportunity (collectively, public equity securities). Public equity securities include securities convertible into equity securities and securities available for resale to other qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the 1933 Act).

  A special opportunity may involve:

- a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts;

- changes in competitive outlook or growth potential of an industry or a company within an industry, including changes in scope or nature of foreign competition or development of an emerging industry;

- new or changed management, or material changes in management policies or corporate structure;

- significant economic or political occurrences, including changes in foreign or domestic import or tax law or other regulations; or

- other events, including a major change in demographic patterns, favorable litigation settlements, or natural disasters.

  In evaluating public equity securities, the fund's investment adviser generally relies upon a "bottom-up" approach, emphasizing security selection and disposition based on research and analysis involving a company or group of companies. Based upon the evaluation of potential special opportunities for a company or group of companies, the fund's investment adviser determines whether to purchase equity or equity-related securities of such companies or to engage in other strategies, such as short sales, leverage or options. Although the fund may invest in securities of non-U.S. companies, no more than 10% of the Funds net assets may be invested in securities denominated in foreign currencies. The fund may focus its investments in public equity securities of companies in certain industry sectors, such as the technology, health sciences and financial services industries, but the fund may over time invest in companies in any industry if the fund's investment adviser believes that strategies involving the securities of such companies offer attractive growth opportunities.

  The fund may invest up to 35% of its net assets in private equity securities. Private equity securities include investments in companies that plan to conduct an initial public offering or other capital transaction that will provide liquidity to private security holders (venture capital companies). Private equity securities may also include restricted public securities and non-public securities of public companies and securities convertible into equity securities of private companies, such as convertible preferred stock, notes or debentures. There will be no public market for private equity securities at the time of the fund's investment, and there can be no assurance that a public market will ever develop. See "Risk Factors--Investments in Securities of Private Companies Involve Additional Risks" and "Risk Factors--Investments in Venture Capital Companies Involve Additional Risks."

  Investments in companies issuing private equity securities may be made directly or through private investment funds that invest primarily in the securities of such companies (private equity funds). Up to 50% of the fund's assets allocated to private equity securities may be invested in private equity funds. All of these investments are referred to collectively in this prospectus as private equity securities. With respect to the portion of the fund's assets invested in private equity funds, shareholders of the fund will pay the management fee and

                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

incentive fee to AIM and will pay, indirectly, additional management and incentive fees to the manager of the private equity fund. The fund intends to seek exemptive relief from the SEC that would permit the fund to invest in one or more private equity funds managed by INVESCO or one of its affiliates. In such instance, INVESCO would waive the fees charged to the fund by the INVESCO private equity fund so that such an investment would not be subject to duplicative expenses. INVESCO private equity funds may invest in private equity funds sponsored by managers that are unaffiliated with INVESCO and, in such instance, shareholders of the fund will pay, indirectly, management and incentive fees to such managers as well as management and incentive fees at the fund level. There can be no assurance that the fund will obtain such relief or that, if obtained, the terms will be acceptable to the fund. See "Risk Factors--Investments in Private Equity Funds Involve Additional Risks" and "Management of the Fund--Affiliated Transactions."

  Pending the availability of and the fund's investment in private equity securities, the fund may invest up to 100% of its net assets in public equity securities. It is possible that the fund will invest only a small portion of its assets, or none at all, in private equity securities, depending upon the availability of investment opportunities that are deemed attractive by the investment sub-adviser to the fund.

  The limitations on the percentage of the fund's net assets that will be invested in private equity securities apply at the time of investment by the fund. The fund will not be required to reduce its investment in those securities if a percentage limit is exceeded as a result of changes in the value of the fund's portfolio securities or repurchase of the fund's shares. The fund will not make new investments in private equity securities at any time when its existing investments in private equity securities exceed 35% of its net assets, but the fund may, at such times, make additional investments in private equity securities of companies already represented in its portfolio. A security will not be considered a private equity security once such security is freely tradable by the fund.

SHORT SALES AND OTHER INVESTMENT TECHNIQUES

To seek to enhance the fund's performance in rising and falling market conditions, the fund may take short positions in public equity securities. Short sales are transactions in which the fund sells a security it does not own in anticipation of an expected decline in the market value of that security. The fund will incur a loss if the market value of the security increases between the date of the short sale and the date the fund purchases the security to close its short position. The fund may also make short sales "against the box," in which the fund sells short a security it owns or has the right to obtain without additional cost. The value of those short positions will not exceed one-third of the fund's net assets.

  The fund may also utilize certain other investment practices primarily for hedging purposes, including the use of convertible debt securities, stock options, warrants, rights, restricted stock and other derivative securities. See "Risk Factors--Short Sales Involve Additional Risks and Costs" and "Risk Factors--Use of Derivatives May Result in Increased Fluctuations in the Value of the Fund's Shares."

BORROWINGS AND LEVERAGE

The fund is authorized to borrow money for temporary or emergency purposes, such as to meet share repurchase requests and for cash management purposes. Although the fund's investment adviser does not currently intend to do so to a significant extent, the fund may also borrow money to purchase securities, a practice known as "leveraging." The fund intends to repay all borrowings within one year of their incurrence. The use of borrowings creates additional risks. If the fund borrows to finance repurchases of its shares, interest on that borrowing will negatively affect shareholders by increasing the fund's expenses and reducing any net investment income. The fund generally intends to borrow money to purchase portfolio securities (leverage) in limited circumstances when attractive investment opportunities are available and sufficient cash or other liquid resources are not available. If the fund borrows money to buy securities (leverages) and if the prices of those securities decrease, or if the cost of the borrowing exceeds any increases in the prices of those securities, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings the fund may have to sell securities at a time and at a price that is unfavorable to the fund.

  The fund is not permitted to borrow for any purpose if, immediately after such borrowing, it would have an asset coverage (as defined in the Investment Company
Act) of less than 300%. If the fund borrows money for leverage purposes, the fund will measure such asset coverage requirements solely with respect to the value of its public equity securities. See "Risk Factors--Use of Leverage May Adversely Affect Fund Performance" and "Investment Objective and Principal Strategies --Investment Strategies--The Fund May Borrow and Use Leverage."

THE ADVISERS

The fund's investment adviser is A I M Advisors, Inc. (AIM). AIM will be responsible for investing the fund's assets in public equity securities and for supervising INVESCO Private Capital, Inc. (INVESCO), the fund's sub-adviser. INVESCO will be primarily responsible for selecting, managing and allocating the fund's investment in private equity securities, subject to AIM's oversight and control. AIM and INVESCO are each indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and in the Pacific Region. See "Management of the Fund."

                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

  AIM also serves as investment adviser to the AIM Large Cap Opportunities Fund, the AIM Mid Cap Opportunities Fund and the AIM Small Cap Opportunities Fund (together, the Special Opportunities Funds). Each of the Special Opportunities Funds has an investment objective, policies and strategies that are similar to the investment objective, policies and strategies to be employed by AIM in managing that portion of the fund that will be invested in public equity securities. The Special Opportunities Funds commenced investment operations in 1998 and 1999 and as of December 31, 2000, had over $2 billion in total assets. Each of the Special Opportunities Funds is currently closed to new investors.

  INVESCO is one of the oldest and most experienced private equity investment organizations in the United States, having directly invested in over 240 companies since 1982. INVESCO's predecessor organizations include Citicorp Investment Management, Inc. and Chancellor Capital Management, Inc. INVESCO has invested over $3 billion, including over $820 million in direct private capital investments and over $2.3 billion in third-party venture capital, buyout and special situation funds.

  For certain additional information regarding AIM and INVESCO, please see Appendix A.

INVESTMENT ADVISER FEES

The fund will pay to AIM a management fee for its advisory and administrative services at an annual rate of 1.75% of the fund's average daily net assets. In return for its sub-advisory services, AIM will pay to INVESCO as a sub-advisory fee a portion of the management fee AIM receives from the fund. See "Management of the Fund--Management Fee."

INCENTIVE FEE

The fund will pay to AIM a quarterly incentive fee equal to 15% of the sum of the fund's net realized and unrealized capital gains or losses and net investment income or loss for the quarter, reduced by the fund's net unrealized gain on private equity securities, subject to reduction for prior realized and unrealized losses that have not previously been offset against realized and unrealized gains. The incentive fee will begin to accrue after the net asset value per share equals the average price per share to the public in this offering less dividends and distributions paid to shareholders. AIM will pay to INVESCO an incentive fee that will be determined based on the performance of the portion of the fund's assets managed by INVESCO. See "Management of the Fund--Incentive Fee."

  The incentive fee structure presents certain risks that are not present in funds without an incentive fee. The management fee and the incentive fee are materially higher than the advisory fees paid by most U.S. registered investment companies. See "Risk Factors--Incentive Fee Structure May Result in More Speculative Investments for the Fund," and "Risk Factors--Accrual of an Incentive Fee Will Lower Returns to Investors."

INVESTOR QUALIFICATIONS AND RESTRICTIONS ON TRANSFER

Shares are offered only to investors who have a net worth of more than $1,500,000, have $750,000 under the management of AIM or who otherwise meet the requirements for a "qualified client" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (qualified investors). You may hold your shares only through a broker or dealer that has entered into a shareholder servicing agreement with the fund. Before you may invest in the fund, your financial advisor or sales representative may require a certification from you that you are a qualified investor and that, for as long as the fund is subject to an incentive fee, you may not transfer your shares except to a person who is a qualified investor and who will hold the shares through a broker or dealer that has entered into a shareholder servicing agreement with the fund. (A sample form of investor certification that you may be asked to sign is attached to this Prospectus as Appendix B.) If, for as long as the fund is subject to an incentive fee, you attempt to transfer your shares to someone who is not a qualified investor or if you attempt to transfer shares to an account with a broker or dealer that has not entered into such an agreement with the fund, the transfer will not be permitted and will be void. See "Investor Qualifications and Transfer Restrictions."

INVESTOR SUITABILITY

An investment in the fund involves a considerable amount of risk. Because it is possible that you may lose some or all of your investment, you should not invest in the fund unless you can afford a total loss of your investment. Prior to making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation,
(ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult your broker and financial advisor to determine whether your risk profile is suitable for this investment.

THE OFFERING

The fund is offering           shares of beneficial interest through a group of
underwriters led by UBS Warburg LLC. The offering price is equal to the net asset value per share plus a sales charge. The minimum investment is $25,000 or 1,000 shares. The fund will pay each broker or dealer of record that enters into a shareholder servicing agreement with the fund a shareholder servicing fee at the annual rate

                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

of 0.50% of the net asset value of the outstanding shares beneficially owned by customers of such broker or dealer, subject to reduction or elimination over time to the extent required by applicable regulations or the requirements of the National Association of Securities Dealers, Inc. (the NASD). AIM or AIM Distributors, Inc. (AIM Distributors), an affiliate of AIM, will pay from its own resources to the representatives additional compensation in connection with the sale and distribution of the shares. See "Underwriting."

DISTRIBUTION POLICY

The fund will pay substantially all of any net capital gain realized on investments to shareholders at least annually. The fund will pay dividends on the shares at least annually in amounts representing substantially all of the net investment income, if any, the fund earns. It is likely that many of the companies in which the fund invests will not pay any dividends, and this, together with the fund's relatively high expenses, means that the fund is unlikely to have net investment income to pay dividends.

  Under the fund's automatic reinvestment plan, dividends and/or capital gain distributions paid by the fund will be reinvested in additional shares of the fund unless a shareholder "opts out" (elects not to participate). Shares will be issued under the plan at their net asset value on the ex-dividend date. There is no sales charge or other charge for reinvestment. The fund reserves the right to suspend or limit the automatic reinvestment plan at any time. See "Distribution Policy."

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS

The fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. The fund believes that unique investment opportunities exist in the market for private equity securities and in private equity funds. However, these private equity investments are often illiquid, and an open-end fund's ability to make illiquid investments is limited. For this reason, the fund is organized as a closed-end fund. See "Risk Factors--The Fund's Shares Have Limited Liquidity."

  The fund will not list its shares on any securities exchange, and it is not expected that any secondary market will develop for the fund's shares. Shares may be held only through a broker or dealer that has entered into a shareholder servicing agreement with the fund. You will not be able to redeem your shares on a daily basis because the fund is a closed-end fund. In addition, the fund's shares are subject to transfer restrictions that permit transfers only to persons who are qualified investors and who hold their shares through brokers or dealers that have entered into shareholder servicing agreements with the fund. Brokers, dealers or the fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the fund may not be exchanged for shares of any other fund. As described below, however, in order to provide a limited degree of liquidity, the fund will conduct quarterly repurchase offers for between 5% and 25% of its outstanding shares. An investment in the fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares. Fund shares should be viewed as a long-term investment. See "Risk Factors--The Fund's Shares Are Subject to Transfer Restrictions" and "Risk Factors--Illiquid Securities May Be Difficult to Dispose of at Favorable Prices."

QUARTERLY REPURCHASE OFFERS

In order to provide a limited degree of liquidity to shareholders, the fund will conduct quarterly repurchase offers. The fund intends to commence the first repurchase offer in October, 2001, and to complete it in November, 2001. In each repurchase offer, the fund intends to offer to repurchase between 5% and 25% of its outstanding shares at their net asset value. The fund may offer to repurchase more than 5%, but not more than 25% of its shares in any quarter with the approval of the Board of Trustees. If the number of shares tendered for repurchase exceeds the number the fund intends to repurchase, the fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the fund. See "Repurchase Offers."

  To the extent the fund finances the payment of repurchase proceeds by selling fund investments that are liquid, the fund's illiquid securities will represent a larger proportion of its net assets. Also, the sale of portfolio securities to finance the repurchase of shares could reduce the market price of those securities, which would in turn reduce the fund's net asset value. See "Risk Factors--Share Repurchases by the Fund May Adversely Affect Fund Performance."

ADDITIONAL OFFERS OF SHARES

The fund may at some time in the future, but not sooner than February 2002, conduct additional offers of its shares at their net asset value, plus a sales charge, initially to investors who are shareholders of the fund at the time of the offer and, for as long as the fund is subject to an incentive fee, continue to be qualified investors. The number of shares available for sale will be approximately the same as the aggregate number of shares repurchased by the fund in its prior quarterly repurchase offers that have not since been sold, subject to a minimum offering size of 1% of the fund's shares outstanding immediately before the date of sale. If existing shareholders do not

                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

purchase such shares, the fund may also offer such shares to additional Qualified Investors. It is expected that such offers will be conducted periodically. Such offers will not commence until the fund has committed to invest a substantial portion of the proceeds of the offering. See
"Underwriting--Additional Offers to Existing Shareholders."

CONVERSION INTO A FEEDER FUND

The fund may in the future convert into a feeder fund in a master fund-feeder fund structure. See "Risk Factors--Conversion into a Feeder Fund Involves Additional Risks" and "Investment Objective and Principal Strategies--Principal Strategies--The Fund May in the Future Convert into a Feeder Fund."

RISK FACTORS

An investment in the fund involves a high degree of risk. Risks of investing in the fund include risks arising from:

- focus of the fund's investments in a small number of industry sectors (initially, primarily technology, health sciences and financial services) and maintenance of a "non-diversified" portfolio;

- investment by the fund in private equity securities, including private equity funds;

- investment by the fund in securities that are illiquid and volatile;

- use by the fund of investment strategies such as short selling;

- investment by the fund of a substantial portion of its assets in smaller companies;

- employment of leverage by the fund;

- investment by the fund in securities of non-U.S. issuers; and

- payment by the fund of an incentive fee.

  In addition, investing in the fund involves the risks of:

- investing in illiquid shares of an unlisted closed-end fund; and

- investing in shares that are subject to substantial transfer restrictions.

  Accordingly, the fund should be considered a speculative investment, and you should invest in the fund only if you can sustain a complete loss of your investment. See "Risk Factors."

                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

The following table illustrates the expenses and fees that the fund expects to incur and that shareholders can expect to bear.

-----------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum sales load (as a percentage of offering price)                                               4.20%
  Dividend reinvestment and cash purchase plan fees                                                    none

ANNUAL EXPENSES (except for incentive fee, expressed as a percentage of net assets attributable to shares of beneficial interest)

  Management fee                                                                                      [1.75]%

  Incentive fee                                               15% of the increase in the fund's net
                                                              assets due to investment operations(1)
  Interest payment on borrowed funds(2)                                                                None

  Shareholder servicing fees                                                                           0.50%

  Other expenses(3)                                                                                    0.25%

          Total annual expenses (other than incentive fee)                                            [    ]%
-----------------------------------------------------------------------------------------------------------

(1) The incentive fee accrual will be reduced to the extent there have been declines in net assets due to investment operations that have not already been recovered. The incentive fee accrual is calculated based on unrealized as well as realized gains. The incentive fee payable to AIM will usually be less than the amount of the incentive fee accrual because AIM will not be paid for unrealized gains on private equity securities. See "Management of the Fund--Incentive Fee."

(2) The fund is authorized to borrow money for temporary or emergency purposes, such as to meet share repurchase requests and for cash management purposes. Although the fund's investment adviser does not currently intend to do so to a significant extent, the fund may also borrow money for investment purposes. In the event the fund utilizes leverage by borrowing in an amount equal to approximately 33 1/3% of the value of the fund's investments in public equity securities (including the amount obtained from leverage) and assuming that the fund invests 65% of its net assets in such public equity securities, it is estimated that, as a percentage of net assets attributable to the shares, Interest Payments on Borrowed Funds (assuming an interest
    rate of [        ]%) would be [        ]%, Other Expenses would be
    [        ]% and Total Annual Fund Expenses would be [        ]%.

(3) "Other Expenses" have been estimated.

  The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder of the fund. The annual "Other expenses" shown above are estimated for the current
fiscal year, based on net assets of the fund of $     , and include expenses of
approximately $     incurred in connection with the initial organization of the fund. The fund will also pay organizational and offering expenses estimated to
be $     , which will be charged to the fund's capital at commencement of operations and are not included in "Total annual expenses" above. For a more complete description of the various costs and expenses of the fund, see "Management of the Fund."

EXAMPLE

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment,
  assuming a 5% annual return:                                 $--       $--       $--       $--
---------------------------------------------------------------------------------------------------

  THE EXAMPLE DOES NOT PRESENT ACTUAL EXPENSES AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. Actual expenses may be greater or less than those shown. Moreover, the fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The fund's organizational and offering expenses are not reflected in the example.

  The example includes an accrual for the incentive fee. The incentive fee accrual is calculated as a percentage of the increase in the fund's net assets due to investment operations, not as a percentage of its average daily net assets. As a result, the dollar amounts in the example could be significantly higher if the fund's actual rate of return exceeds 5%.

                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

RISK FACTORS
--------------------------------------------------------------------------------

Stock prices fluctuate. Apart from the specific risks identified below, the value of the fund's investments may be negatively affected by the broad investment environment in the U.S. and international securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Therefore, as with any fund that invests in stocks, the fund's net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose your entire investment. The fund should be considered a speculative investment, and you should invest in the fund only if you can sustain a complete loss of your investment.

THE FUND HAS NO OPERATING HISTORY

The fund is a newly organized investment company with no previous operating history. Although AIM and INVESCO have considerable experience managing other funds with investment objectives similar to the fund's, the fund may not succeed in meeting its investment objective, and the fund's net asset value may decrease.

THE FUND'S SHARES HAVE LIMITED LIQUIDITY

The fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The fund does not intend to list its shares for trading on any national securities exchange. There is no secondary trading market for fund shares, and it is not expected that a secondary market will develop. The fund's shares therefore are not readily marketable. Because the fund is a closed-end investment company, shares of the fund may not be redeemed on a daily basis, and they may not be exchanged for shares of any other fund.

  Although the fund, as a fundamental policy, will make quarterly repurchase offers for between 5% and 25%, at the discretion of the fund's Board of Trustees, of its outstanding shares of beneficial interest at net asset value, the fund's shares are significantly less liquid than shares of funds that trade on a stock exchange. There is no guarantee that you will be able to sell all of your fund shares that you desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed by shareholders, the fund will repurchase only a pro rata portion of the shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more shares for repurchase than they otherwise would wish to have repurchased. In addition, in extreme cases, the fund may not be able to complete repurchases due to its holding of illiquid investments. In that event, you may be able to sell your shares only if you are able to find a qualified investor willing to purchase your shares. Any such sale may have to be negotiated at unfavorable prices.

THE FUND'S SHARES ARE SUBJECT TO TRANSFER RESTRICTIONS

The fund's shares will be subject to transfer restrictions that, for as long as the fund is subject to an incentive fee, permit transfers only to persons who satisfy certain net worth requirements or who otherwise meet the standard for a qualified investor. Shares may be held only through a broker or dealer that is a party to a shareholder servicing agreement with the fund. Such brokers and dealers (brokers) have agreed to note the existence of transfer restrictions on customer confirmations. These brokers also agree to implement procedures designed to enable them to form a reasonable belief that all subsequent purchasers of the shares that are clients of the brokers are qualified investors. Your ability to sell your shares will be limited even if a secondary trading market for the shares develops. If, for as long as the fund is subject to an incentive fee, you attempt to transfer your shares to someone who is not a qualified investor or if you attempt to transfer shares to an account with a broker that has not entered into a shareholder servicing agreement with the fund, the transfer will not be permitted and will be void. Brokers or the fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect.

SHARE REPURCHASES BY THE FUND MAY ADVERSELY AFFECT FUND PERFORMANCE

The fund's repurchase policy will have the effect of decreasing the size of the fund over time from what it otherwise would have been. It may therefore force the fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the fund and cause its expense ratio to increase. In addition, because of the limited market for the fund's private equity securities, the fund may be forced to sell its public equity securities in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the fund's ratio of illiquid private equity securities to liquid investments for the remaining investors.

INVESTMENTS IN COMPANIES INVOLVING SPECIAL OPPORTUNITIES INVOLVE RISK

The fund will seek to meet its objective of long-term growth of capital at least in part by investing in companies involving special opportunities. Special opportunities may include companies involved in a technological advance, new or unique products, changes in the competitive outlook or growth opportunities in a particular industry and/or changes in management. There can be no assurance the fund

                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

will identify a sufficient number of companies involving special opportunities, and that, if any such companies are identified, such special opportunities will prove successful or lead to growth of capital or appreciation in the value of the fund's investment in any such company or group of companies.

SHORT SALES INVOLVE ADDITIONAL RISKS AND COSTS

The fund may sell securities short, which means selling a security it does not yet own in anticipation of purchasing the same security at a later date at a lower price. Not more than one-third of the fund's total assets may be deposited or pledged as collateral for short sales at any one time. If the fund sells a security short, and the security increases in value, the fund will have to pay a higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the fund's exposure is unlimited. The more the fund pays to purchase the security, the more it will lose on the transaction, and the more the price of the fund's shares will be affected. The fund will also incur transaction costs to engage in selling securities short.

USE OF DERIVATIVES MAY RESULT IN INCREASED FLUCTUATIONS IN THE VALUE OF THE FUND'S SHARES

The fund may use derivative instruments to hedge portfolio risk and for cash management purposes. Investing in derivative investments involves numerous risks. For example:

- the underlying investment or security might not perform in the manner that AIM expects it to perform, which could make the effort to hedge unsuccessful;

- the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument;

- certain derivative investments held by the fund may trade only in the over-the-counter markets or not at all, and can be illiquid; and

- derivatives may change rapidly in value because of their inherent leverage.

As a result, the fund's net asset value may change more often and to a greater degree than it otherwise would. The fund has no obligation to enter into any hedging transactions.

USE OF LEVERAGE MAY ADVERSELY AFFECT FUND PERFORMANCE

The fund is authorized to borrow money to fund the purchase of additional portfolio securities, to meet share repurchase requests and for cash management purposes. The fund will seek to repay borrowings within one year of their incurrence. If the fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings within one year of their incurrence, or it may be forced to sell investments at disadvantageous times in order to repay borrowings. The fund's performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings.

  The fund employs "leverage" when it borrows money to fund the purchase of additional portfolio securities. The use of borrowings for financial leverage involves a high degree of risk.

  To the extent that the fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the fund's investments decline in value, your loss will be magnified if the fund has borrowed money to make its investments.

  Successful use of borrowing for financial leverage purposes will depend on AIM's ability to predict correctly interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

  The rights of any lenders to the fund to receive payments of interest or repayments of principal will be senior to those of the holders of the fund's shares, and the terms of any borrowings may contain provisions that limit certain activities of the fund, including the payment of dividends (if any) to holders of shares under certain circumstances. Interest payments and fees incurred in connection with borrowings will increase the fund's expense ratio and will reduce any income the fund otherwise has available for the payment of dividends. The fund's obligation to make interest or principal payments on borrowings may prevent the fund from taking advantage of attractive investment opportunities.

                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

INVESTMENTS IN SMALL COMPANIES MAY BE VOLATILE AND ILLIQUID INVESTMENTS

Although the fund may invest in securities of companies of any size, including large capitalization companies, the fund may invest a substantial portion of its total assets in the securities of small and medium-sized companies. These investments may present greater opportunity for growth, but there are specific risks associated with investments in smaller companies, which include:

- poor corporate performance due to less experienced management, limited product lines, undeveloped markets and/or limited financial resources;

- less predictable returns due to shorter operating histories, less publicly available information and little or no research by the investment community;

- reduced or zero liquidity due to small market capitalizations and absence of exchange listings or dealers willing to make a market;

- increased share price volatility due to the fact that, in periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies; and

- reliance, in many cases, on one or two key individuals for management.

LACK OF DIVERSIFICATION IN THE NUMBER OF COMPANIES IN WHICH THE FUND INVESTS MAY CAUSE GREATER FLUCTUATION IN THE VALUE OF THE FUND'S SHARES

The fund is classified as a "non-diversified" management investment company under the Investment Company Act. This means that the fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the fund were classified as a "diversified" management investment company. Accordingly, the fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the net asset value of the fund's shares.

FOCUS OF INVESTMENTS IN A LIMITED NUMBER OF INDUSTRIES MAY CAUSE GREATER FLUCTUATION IN THE VALUE OF THE FUND'S SHARES

The fund's investment adviser expects that the assets of the fund will be invested in securities issued by companies within or related to a limited number of industries (initially, primarily the technology, health sciences and financial services industries). Since the fund's portfolio will be invested in securities of companies in a limited number of industries, the risk of any investment decision is increased. AIM will seek to reduce the company-specific risk within an industry, as opposed to industry-specific risk, of the fund's portfolio by investing in more than one company in a particular industry, but this may not always be practicable.

INVESTING IN THE TECHNOLOGY, HEALTH SCIENCES AND FINANCIAL SERVICES INDUSTRIES INVOLVE ADDITIONAL RISKS

The fund will seek to achieve its objective by investing in a portfolio of securities that the fund's investment adviser believes provide the most attractive growth and appreciation opportunity or that present special opportunities. Recently, most of those opportunities have involved companies in the technology, health sciences and financial services industries. Each of these industries presents certain risks, as described below.

  Investments in the Technology Industry. The specific risks faced by technology companies include:

- rapidly changing technologies and products that may quickly become obsolete;

- exposure to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure regulatory approvals;

- cyclical patterns in information technology spending which may result in inventory write-offs;

- scarcity of management, engineering and marketing personnel with appropriate technological training;

- the possibility of lawsuits related to technological patents and intellectual property; and

- changing investor sentiments and preferences with regard to technology sector investments (which are generally perceived as risky).

  Investments in the Financial Services Industry. Financial services companies in general are subject to extensive governmental regulation, which may change frequently. The profitability of financial services companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of financial services companies.

  Investments in the Health Sciences Industry. Many health science companies may be subject to, and possibly adversely affected by, some of the same trends relating to the demand for health-related products and services and the same regulatory, economic and political

                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

factors. Certain health science industries and health science companies are characterized by a single product focus, rapidly changing technology, or extensive government regulation. Many of these activities are funded or subsidized by federal and state governments; consequently, withdrawal or curtailment of this support could have an adverse impact on the profitability, and market prices, of such companies. Continuing technological advances may mean rapid obsolescence of products and services. These regulatory and research developments may result in abrupt fluctuations in the value of securities of health science companies. In addition, smaller developing health science companies may require additional capital investments, which may dilute the interests of existing investors.

INVESTMENTS IN PRIVATE EQUITY SECURITIES INVOLVE ADDITIONAL RISKS

The fund may invest up to 35% of its net assets in private equity securities.

  Lack of Publicly Available Information May Hinder Evaluation of an
Investment. Since private companies and private equity funds do not file periodic reports with the SEC, there is less publicly available information about them than there is for other companies, if there is any at all. The fund must therefore rely solely on INVESCO to obtain adequate information to evaluate the potential returns from investing in these companies.

  A Sufficient Number of Private Equity Security Investments May Not Be Available. There can be no assurance that the fund will be able to identify a sufficient number of desirable private equity investments. This could cause the fund to invest substantially less than 35% of its net assets, and possibly none of its assets, in private equity securities.

INVESTMENTS IN VENTURE CAPITAL COMPANIES INVOLVE ADDITIONAL RISKS

A significant portion of the fund's investments in private equity securities may consist of securities of venture capital companies, which present all the risks of investment in smaller companies and securities of private companies described herein, plus certain additional risks.

  Venture Capital Companies May Fail. Venture capital companies represent highly speculative investments by the fund. The fund expects to invest primarily in venture capital companies that are in the early (also referred to as seed) or expansion stage of development although the fund may invest in companies that are in the late-stage (also referred to as mezzanine) or pre-IPO stage of development. The risks associated with investing in companies in the seed or expansion stages of development are greater than those of companies in the late or pre-IPO stage, because the companies' business plans generally are unproven, the companies have little or no track record, and the prospect of an initial public offering is highly contingent upon factors that are often not in the companies' control. The fund may lose all or part of its entire investment if these companies fail or their product lines fail to achieve an adequate level of market recognition or acceptance.

  Loss of Key Personnel May Adversely Affect Operations. In addition, venture capital companies tend to rely even more heavily on the abilities of their key personnel than more mature companies do. Competition for qualified personnel and high turnover of personnel are particularly prevalent in venture capital companies. The loss of one or a few key managers can substantially hinder or delay a venture capital company's implementation of its business plan. In addition, venture capital companies may not be able to attract and retain qualified managers and personnel.

  An IPO or Other Capital Transaction May Not Occur, Thereby Reducing the Value of an Investment. The fund's ability to realize value from an investment in a venture capital company is to a large degree dependent upon the successful completion of the company's IPO or the sale of the venture capital company to another company, which may not occur for a period of several years after the date of the fund's investment, if ever. There can be no assurance that any of the venture capital companies in which the fund invests will complete public offerings or be sold, or, if such events occur, that the timing and values of such offerings or sales will be what INVESCO had anticipated. If a venture capital company does not complete an IPO or a sale to or merger with a public company, there may never be a public market benchmark for valuing the investment and it may be very difficult for the fund to dispose of its investment, or it may be possible to dispose of the investment only at a substantial loss.

  Success of Venture Capital Companies May Depend on Managerial Assistance or Additional Financings. Some venture capital companies may depend upon managerial assistance or financing provided by their investors. The fund generally does not intend to provide such managerial assistance other than in limited instances after the fund has invested directly in a private company. Therefore, the value of the fund's investments may depend upon the quality of managerial assistance provided by other investors and their ability and willingness to provide financial support.

  Contractual Commitments to Provide Additional Funding May Result in Lower Returns to the Fund. The fund may provide additional financing to the private companies in which it invests directly, and at times may be contractually obligated to do so (that is, its investment agreement may require follow-on investments in certain circumstances and on as little as ten days notice) or may determine that it is necessary to do so to protect the fund's interests. To the extent the fund has an unfunded capital commitment in connection with an investment in a private equity security, the fund will maintain an amount equal to such commitment in liquid securities or cash. This may result in a lower overall return to the fund.

  Late Stage Investments in Venture Capital Companies May Result in Lower Returns to the Fund. The fund may invest in venture capital companies that have already received funding from other sources. These companies may involve special risks, and the economic

                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

terms that the fund obtains from them may be less favorable than if the fund had invested earlier. For example, preferred stock acquired in later rounds of financing may have less favorable conversion ratios than preferred stock issued to earlier investors. A lower ratio will result in the fund receiving a smaller economic interest in a company upon completion of an IPO.

  Valuing Venture Capital Company Investments is Difficult. Depending on the specific facts and circumstances of a venture capital company investment, there may not be a reasonable basis to revalue it for a substantial period of time after the fund's investment. The fund's net asset value per share may change substantially in a short time as a result of developments at the companies in which the fund invests. Changes in the fund's net asset value may be more pronounced and more rapid than with other funds because of the fund's emphasis on venture capital companies that are not publicly traded. The fund's net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

INVESTMENTS IN PRIVATE EQUITY FUNDS INVOLVE ADDITIONAL RISKS

The fund may invest in companies issuing private equity securities directly or through private equity funds. Private equity funds involve all the risks of investing directly in small companies, venture capital companies and private companies described in this Prospectus, plus certain additional risks. In particular, the fund must rely upon the judgment of the general partner or other manager of a private equity fund in selecting the companies in which the private equity fund invests and in deciding when to sell its investments. The fund must also rely upon valuations made by such general partner or manager of the securities held by the private equity fund, and may not have access to information necessary to verify such valuation. A private equity fund may employ a high degree of leverage, which can magnify any losses incurred by its investors, including the fund. A private equity fund will also require the fund to pay management fees and/or performance fees or allocations to its general partner or manager, which reduce the return to investors, including the fund and its shareholders. These fees are in addition to the management fee and incentive fee paid by the fund. A private equity fund may also incur certain costs associated with the evaluation of private equity investments, including fees of outside legal counsel, which may reduce the fund's return. Investments in private equity funds may be highly illiquid. The fund may not be able to dispose of a private equity fund holding when it wishes to, or may be able to do so only at a substantial loss.

INVESCO SERVES AS INVESTMENT ADVISER TO PRIVATE EQUITY FUNDS WITH INVESTMENT OBJECTIVES SIMILAR TO THE FUND.

INVESCO is the investment adviser to a number of private equity funds (the "INVESCO Private Funds") that invest in the same types of private company securities and private equity funds that the fund will invest in. The fund intends to obtain exemptive relief from the SEC to invest along with the INVESCO private funds in such companies and funds. However, the fund will not participate in every investment opportunity presented to INVESCO. INVESCO may determine that a particular investment is not suitable for the fund or that the size of the potential investment will not permit both the fund and the INVESCO private funds to participate in the investments. See "Management of the Fund--Affiliated Transactions."

INVESTMENTS IN FOREIGN SECURITIES INVOLVE ADDITIONAL RISKS

The fund may invest in the securities of foreign companies, but no more than 10% of the fund's net assets may be denominated in currencies other than U.S. dollars. Investments in foreign securities face specific risks, which include:

- unfavorable changes in currency rates and exchange control regulations;

- restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital invested abroad;

- reduced availability of information regarding foreign companies;

- accounting, auditing and financial standards that are different from and reporting standards and requirements that are less stringent than standards and requirements applicable to U.S. companies;

- reduced liquidity as a result of inadequate trading volume and government-imposed trading restrictions;

- the difficulty in obtaining or enforcing a judgment abroad;

- increased market risk due to regional economic and political instability;

- increased brokerage commissions and custody fees;

- securities markets which are subject to a lesser degree of supervision and regulation by competent authorities;

- foreign withholding taxes;

- the threat of nationalization and expropriation; and

- an increased potential for corrupt business practices in certain foreign countries.

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                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

ILLIQUID SECURITIES MAY BE DIFFICULT TO DISPOSE OF AT FAVORABLE PRICES

Illiquid securities are those securities that may not be sold in the ordinary course (generally, within seven days) at the price at which they are valued. The private equity securities acquired by the fund will be illiquid, and some of the public equity securities held by the fund may be illiquid.

  Illiquid investments involve the risk that the securities can not be sold at the time desired by the fund or at prices approximating the value the fund has determined. Difficulty in selling illiquid investments could impair the fund's ability to meet repurchase requests or to pay its fees and expenses (including the management fee and incentive fee).

INCENTIVE FEE STRUCTURE MAY RESULT IN MORE SPECULATIVE INVESTMENTS FOR THE FUND

The right to the incentive fee may give AIM and/or INVESCO reason to select investments for the fund that are riskier or more speculative than they would select if they were paid only the management fee. In addition, since the incentive fee accrual is calculated based on unrealized as well as realized gains, these amounts will normally be greater in any period than if they were based solely on realized gains. Payments of an incentive fee based on unrealized gains of public equity securities will not be returned to the fund in the event such gains are not subsequently realized.

  The amount of the incentive fee accrual to be paid by AIM to INVESCO will be based on the value of the fund's investments in private equity securities. Until a private company completes an IPO or is acquired by a public company, the value of an investment in that company must be determined using fair value techniques following procedures approved by the fund's Board of Trustees. (See "Calculation of Net Asset Value.") The fund will not pay an incentive fee based on any unrealized gains on its investments in private equity securities or in private equity funds.

ACCRUAL OF AN INCENTIVE FEE WILL LOWER RETURNS TO INVESTORS

The incentive fee is accrued as a liability of the fund each day and so reduces the net asset value of all shares. The repurchase price received by an investor whose shares are repurchased in a quarterly repurchase offer will reflect an incentive fee accrual if the fund has experienced an increase in net assets due to investment operations through the date of repurchase. However, the incentive fee accrual may subsequently be reversed if the fund's performance declines. In that case, some or all of the incentive fee accrual borne by the investor will be retained by the fund. No adjustment to a repurchase price will be made after it has been paid.

  The fund will not accrue an incentive fee for any fiscal quarter unless it has fully recovered any cumulative losses from prior periods. However, the total amount of cumulative loss will be shared equally by all outstanding shares of the fund. If some shareholders reinvest distributions by the fund in additional shares, then the number of outstanding shares will increase, and the per-share amount of cumulative loss (if any) will be reduced. As a result, if you do not reinvest your distributions, the benefit you receive from a cumulative loss (if any) will be diluted. This means that your proportionate share of the incentive fee may be higher than it otherwise would be.

  In addition, whenever shares are repurchased in a repurchase offer, the amount of any cumulative loss will be reduced in proportion to the number of shares repurchased. For example, if the fund has a cumulative loss of $5 million, and 5% of the fund's shares are repurchased in a repurchase offer, then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000. It is possible that the fund may experience a net loss from investment operations for a full quarter, but you will have a positive return on your investment and an incentive fee will be accrued for that quarter. (In the preceding example, if, after the repurchase, the fund experiences an increase in assets due to investment operations of $4,850,000, then the net loss from investment operations for the period would be $150,000, but the fund would accrue an incentive fee equal to 15% of $100,000, or $15,000.)

  For an explanation of the incentive fee calculation, see "Management of the Fund--Incentive Fee."

LOSS OF KEY PERSONNEL OF AIM AND INVESCO MAY ADVERSELY AFFECT FUND PERFORMANCE

The fund's ability to identify and invest in attractive opportunities is dependent upon a relatively small group of individuals at AIM and INVESCO. If one or more of these individuals leaves AIM or INVESCO, AIM or INVESCO, as applicable, may not be able to hire qualified replacements at all or may require an extended time to do so. This could prevent the fund from achieving its investment objective.

OPERATIONS OF THE FUND MAY GENERATE TAXABLE GAINS

The fund will not be managed for tax efficiency. The fund's use of short sales and derivatives may generate significant short term capital gains for shareholders, which will be taxed as ordinary income.

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                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

CONVERSION INTO A FEEDER FUND INVOLVES ADDITIONAL RISKS

The fund may in the future convert into a feeder fund in a master fund-feeder fund structure. It is uncertain whether the fund will convert into a feeder fund in the future and doing so may require certain regulatory approvals. As a feeder fund, the fund would seek to achieve its investment objective by investing all of its assets in the securities of a single master investment fund with substantially the same investment objective, strategies and restrictions as the fund (the master fund). If the fund were to convert into a feeder fund, the fund's interest in the securities owned by the master fund would be indirect, unlike other investment companies that typically acquire and manage their own portfolio of securities directly. In addition to selling its securities to the fund, the master fund would be able to sell its securities directly to other affiliated and non-affiliated investors and to other feeder funds. The returns experienced by investors in the fund, direct investors in the master fund and other feeder funds that invest in the master fund may differ. Moreover, repurchases of shares of the master fund by direct investors and other feeder funds may alter the master fund's holdings, which could adversely affect the fund. Conversion of the fund to a feeder fund would result in the incentive fee being paid at the master fund level.

USE OF PROCEEDS
--------------------------------------------------------------------------------

The fund will invest the net proceeds of the offering in accordance with the fund's investment objective and policies and principal strategies as soon as practicable after the closing of the offering.

  Although the fund expects to be able to invest at least 65% of its net assets in public equity securities of publicly held companies within one year, it may take substantially longer to reach the fund's target of investing 35% of its net assets in private equity securities. This lengthy investment period reflects the fact that:

- the fund plans to spend considerable time researching prospective investments that are made directly in private equity securities;

- the private equity funds and the private companies in which the fund plans to directly invest may have limited amounts of securities available for purchase; and

- investments in private equity funds may be made in increments drawn upon by the private equity funds over a period of years.

In addition, the fund will seek to minimize any cost increases that the positive impact its purchases of securities of private companies will have on the price of those securities by purchasing the securities over a period of time. Pending investment of 35% of the fund's net assets in private equity securities, the fund may invest up to 100% of its net assets in public equity securities.

  Pending the full investment of the proceeds of the offering, the proceeds will be invested in short-term, high quality debt securities or money market funds, including money market funds for which AIM serves as investment adviser (affiliated money market funds). No more than 25% of the fund's assets may be invested in affiliated money market funds. The investment return on proceeds of the offering held in short-term, high quality debt securities and money market fund securities may be less than if such proceeds were invested in accordance with the fund's investment objective. In addition, up to 10% of the fund's net assets may be invested temporarily in shares of exchange-traded funds that seek to track the performance of the technology, health sciences and financial services industries or other stock market indices.

  The fund will pay organizational and offering expenses estimated to be $ from the proceeds of the offering.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The fund's investment objective is long-term growth of capital. The fund will seek to achieve its objective by investing in a portfolio of U.S. and non-U.S. securities that AIM believes provide the most attractive growth and appreciation opportunities. The fund will pursue non-traditional "alternative strategies" which seek to generate positive returns even in declining markets. Those "alternative strategies" include the use of short selling, leveraging and options, and investing in companies involving a special opportunity, i.e., an unusual development in a company or a group of companies. Income is not an objective. There can be no assurance that the fund will achieve its investment objective.

  The fund's investment objective is not a fundamental policy and may be changed by the fund's Board of Trustees without the approval of shareholders. The fund's principal investment policies and strategies are listed below. The fund may change any of these non-fundamental investment policies and strategies if the fund's Board of Trustees believes doing so would be consistent with the fund's investment objective. The fund is also subject to certain investment restrictions, some of which are fundamental policies and some of which are non-fundamental policies. See "Investment Restrictions."

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                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

INVESTMENT POLICIES AND STRATEGIES

The Fund will Invest in a Mix of Publicly Traded and Private Securities. The fund will seek to meet its investment objective by investing in publicly traded securities and in private equity securities that are described in more detail below. Over time, AIM and INVESCO intend to invest up to 35% of the proceeds of this offering in private equity securities. Because it will take some time for INVESCO to identify attractive opportunities for private equity investments, the assets of the fund will initially be invested primarily in public equity securities.

  Publicly Traded Equity Securities. The fund will invest primarily in publicly traded equity securities and will employ alternative investment strategies involving public equity securities, such as short sales, leveraging, options and hedging strategies. The common stock of these companies may trade over-the-counter, on the Nasdaq Small Cap Market, the Nasdaq National Market, the New York Stock Exchange, the American Stock Exchange or on other markets. Publicly traded equity securities include securities convertible into or exchangeable for common stocks, rights and warrants to purchase common stocks and depository receipts representing equity securities. Publicly traded equity securities will also include securities that may be resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. The fund may also invest in non-convertible debt securities or preferred stocks believed by AIM to provide opportunities for capital gain. Many of the companies in which the fund invests may have only recently become public companies, and may have a relatively small proportion of their outstanding common stock publicly traded. As the fund's private equity investments mature, they may undertake IPOs and become public companies. In these cases, the fund may be subject to contractual and regulatory limitations that prevent it from selling part or all of these investments for an extended period.

  The Fund Will Invest in Publicly Traded Companies that Present Special Opportunities. The public equity securities purchased by the fund may be issued by companies presenting a special opportunity, i.e., an unusual development in a company or group of companies. A special opportunity may involve:

- a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts;

- changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or development of an emerging industry;

- new or changed management, or material changes in management policies or corporate structure;

- significant economic or political occurrences, including changes in foreign or domestic import and tax laws or other regulations; or

- other events, including a major change in demographic patterns, favorable litigation settlements or natural disasters.

  Publicly Traded Securities May be Issued by Small and Medium Sized
Companies. The fund may invest in companies of any size, including large capitalization companies, and may invest a substantial portion of its assets in small and medium-sized companies. In current market conditions, the fund considers small and medium-sized companies to be those with market capitalizations, at the time of purchase by the fund, of as little as $10 million and as much as $10 billion. The fund's definition of small and medium-sized companies may change in light of market developments.

  Focus of Investments in Limited Number of Industries. The fund will seek to achieve its objective by investing in securities issued by companies that the fund's investment adviser believes provide the most attractive growth and appreciation opportunities. Recently, those opportunities have involved companies in the technology, health sciences and financial services industries and initially AIM expects to focus the fund's investments on those industry sectors. AIM may over time refocus the fund's investments in other industry sectors based on its view of changing trends in the world marketplace.

  The Fund May Sell Securities Short. To seek to enhance the fund's performance in a variety of market conditions, the fund may sell securities short. The fund may engage in short sales to hedge against market risk, but expects to primarily do so as an alternative investment strategy to meet the fund's investment objective. The fund uses a long/short strategy to attempt to take advantage of the profit potential of both upward and downward stock price movements. The fund will generally buy as a company's earnings accelerate and sell short as a company's earnings decelerate to potentially profit as the stock price falls. Short sales are transactions in which the fund sells a security it does not own in anticipation of an expected decline in the market value of that security. The fund will incur a loss if the market value of the security increases between the date of the short sale and the date the fund purchases the security to close its short position.

  To secure its obligation to deliver securities sold short to the broker through which the short sale is executed, the fund must segregate an amount of cash or liquid securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). The fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short. In no event will more than one-third of the fund's total assets be deposited or pledged as collateral for short sales at any one time.

  The fund may also make short sales "against the box." A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of further consideration.

  Short sales may also afford the fund an opportunity to earn additional current income to the extent the fund is able to enter into arrangements with brokers to receive income with respect to the proceeds of the short sales during the period the fund's short positions

                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

remain open. The fund believes that many broker-dealers will be willing to enter into such arrangements, but there can be no assurance that the fund will be able to enter into such arrangements to the desired degree.

  The Fund May Enter Into Options and Futures Transactions. The fund may seek to hedge portfolio risk through the use of financial instruments known as derivatives. The use of options and futures transactions may involve a high degree of risk. See "Risk Factors--Use of Derivatives May Result in Increased Fluctuations in the Value of the Fund's Shares." A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. The fund will use a specific type of derivative only after consideration of, among other things, how the derivative instrument serves the fund's investment objective and the risk associated with the instrument. The fund may use derivatives for the purposes of hedging portfolio risk and cash management. The fund may buy or sell put or call options on transferable securities or indices of securities to seek to hedge against adverse movements in the prices of securities held in the fund's portfolio. The fund's options strategies may include the purchase of puts and the simultaneous writing of calls having different strike prices to place a "collar" on a portion of the fund's asset value (this strategy, which involves the sale of call options to help reduce the price of the put options, is viewed as a hedge even though the writing of a call without the purchase of a put would not be considered hedging).

  The fund may buy or sell these options if they are traded on options exchanges or over-the-counter markets. However, the fund will only enter into transactions with broker-dealers that are reputable financial institutions which (1) specialize in these types of transactions, (2) make markets in these options, or
(3) are participants in over-the-counter markets. A put option gives the purchaser of the option the right to sell, and obligates the writer of the put option to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer of the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

  The fund may invest in securities of foreign companies. Although substantially all of such investments will be denominated in U.S. dollars, the fund may invest up to 10% of its assets in foreign currency denominated securities. AIM will consider changes in foreign currency exchange rates in making investment decisions about non-U.S. securities. As one way of managing exchange rate risk, the fund may enter into forward currency exchange contracts (agreements to purchase or to sell U.S. dollars or non-U.S. currencies at a future date). A forward contract may help reduce the fund's losses on securities denominated in a currency other than U.S. dollars, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar. See "Additional Investment Policies--Foreign Exchange Transactions" in the SAI.

  The Fund May Borrow and Use Leverage. The fund is authorized to borrow money to meet repurchase requests, for cash management purposes, and to fund the purchase of additional portfolio securities (including additional investments in private equity securities in its portfolio). The use of borrowings involves a high degree of risk. See "Risk Factors--Use of Leverage May Adversely Affect Fund Performance." The fund generally intends to borrow money for leveraging purposes only in limited circumstances when attractive investment opportunities are available and sufficient liquid resources are not otherwise available, or where AIM believes it would not be prudent to sell existing portfolio holdings. The fund will seek to repay borrowings within one year of their incurrence.

  The Investment Company Act prohibits the fund from borrowing for any purpose if, immediately after such borrowing, it will have an "asset coverage" of less than 300%. If the fund borrows for leverage purposes, the fund will measure such asset coverage requirements solely with respect to the value of its public equity securities. The Investment Company Act also provides that the fund may not declare dividends or distributions, or purchase its stocks (including its repurchase offers) if, immediately after doing so, it will have an "asset coverage" of less than 300%. For this purpose, an "asset coverage" of 300% means that the fund's total assets equal 300% of the total outstanding principal balance of indebtedness. Lenders may require the fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the fund, and may also limit the extent to which the fund may hold illiquid securities, reducing the fund's investment flexibility. If the fund is unable to make distributions as a result of these requirements, it may no longer qualify as a regulated investment company and could be required to pay additional taxes. The fund may also be forced to sell investments on unfavorable terms if market fluctuation or other factors reduce the asset level below what is required by the Investment Company Act or the fund's loan agreements.

  The fund's willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of borrowing for financial leverage purposes (that is, to acquire portfolio securities) will depend on AIM's ability to predict correctly interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

  The Fund Will Engage in Short Term Trading. During the first year of the fund's operations, AIM expects that a majority of the fund's assets will be invested in public equity securities. AIM expects to sell a portion of those securities so that INVESCO may reinvest the proceeds in private equity securities in accordance with the fund's principal investment strategies, subject to the availability of investment opportunities that are deemed attractive by INVESCO. The fund may incur losses in such short-term investments and such losses may reduce the amount of funds available for investments in private equity securities. Short-term investing involves timing risk in addition to other investing risk, and may be considered speculative. AIM also expects the fund's turnover rate for public company investments to be high, as much as two hundred percent or more per year.

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                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

  The Fund Will Invest in Private Equity Securities. The fund may invest up to 35% of its net assets in private equity securities. Private equity securities include investments in private companies that plan to conduct an IPO or other capital transaction that will provide liquidity to private security holders (venture capital companies). In addition, INVESCO expects to invest up to 50% of the fund's assets allocated to private equity securities in private equity funds, including limited partnerships and other commingled investment vehicles making investments in private equity securities of venture capital companies. Private equity securities may also include restricted public securities, non-public securities of public companies, and securities convertible into equity securities of private or public companies, such as convertible preferred stock, notes or debentures.

  There will be no public market for private equity securities at the time of the fund's investment, and there can be no assurance that a public market will ever develop. It is possible that the fund will invest only a small portion of its assets, or none at all, in private equity securities, depending upon the availability of investment opportunities that are deemed attractive by INVESCO. The fund will not make new investments in private equity securities at any time when its existing investments in private equity securities exceed 35% of its net assets, but the fund may, at such times, make additional investments in private equity securities already represented in its portfolio. A security will not be considered a private equity security once such security is freely tradable by the fund.

  The fund will seek to invest primarily in private equity securities of companies seeking early stage or expansion financing. Early stage financing is typically a relatively small amount of investment capital used to test a concept so that additional start-up capital can be obtained; the term may also extend to companies completing product development and initial marketing. Typically, a company seeking early stage financing has not yet sold its product commercially. Expansion financing is sought by companies that have expended their initial capital (often in developing and market-testing a prototype) and that require funds to initiate full-scale manufacturing and sales. Expansion capital may also provide working capital for the initial expansion of a company that is manufacturing and shipping its product, but that does not yet show a profit. The fund generally will participate in early stage and/or expansion financing for a company only if it has an established management team with a proven track record of building a business and, in INVESCO's judgment, an innovative product idea with a sustainable competitive advantage.

  The fund may also engage in late stage or pre-IPO financing of venture capital companies. The fund considers a venture capital company to be in the late stage if it has a developed infrastructure and has commenced earning revenues. The fund expects that late-stage companies will undertake an IPO within a period of one to three years. A pre-IPO company is somewhat more developed than a late-stage company. The fund generally would expect to acquire equity securities of pre-IPO companies in private placements within a year prior to their planned IPOs. The fund will seek late-stage and pre-IPO companies that offer reasonable valuations, especially relative to public companies. Late-stage and pre-IPO companies will typically have small capitalizations and limited or no liquidity; even after an IPO, liquidity may be limited and the fund generally will be subject to contractual limitations and, at times, regulatory limitations on its ability to sell shares.

  All private equity investments involve substantial risks. The risks associated with investing in companies in the seed or expansion stages of development are greater than those of companies in the late or pre-IPO stage, because the concepts generally are unproven, the companies have little or no track record, and the prospect of an IPO is highly contingent upon factors that are often not in the companies' control. See "Risk Factors--Investments in Venture Capital Companies Involve Additional Risks."

  The fund may invest in companies issuing private equity securities directly or through private equity funds. Investments in private equity funds may involve additional management or incentive fees paid directly to the private equity fund manager in addition to the management and incentive fees paid to AIM and INVESCO. As such, the fund will be indirectly paying fees to the managers of such private equity funds and their other service providers and to AIM and the fund's other service providers on the same assets. In addition, many investments made by AIM and INVESCO private equity funds will not be suitable for co-investment by the fund. See "Risk Factors--Investments in Private Equity Funds Involve Additional Risks."

  The fund has sought exemptive relief from the SEC that would permit the fund to co-invest in private equity securities with certain private equity funds managed by AIM or INVESCO. There can be no assurance that the fund will obtain such relief or that, if obtained, the terms will be acceptable to the fund. See "Management of the Fund--Affiliated Transactions."

  The Fund May Invest in Securities of Non-U.S. Issuers. The fund may invest directly in foreign securities or it may invest through depositary receipts, which are certificates issued by a bank or other financial institution that evidence the right to receive the underlying foreign security. Investments in non-U.S. securities involve certain risks in addition to those of U.S. companies generally. These risks are discussed under "Risk Factors--Investments in Foreign Securities Involve Additional Risks." The fund may not invest more than 10% of its net assets in non-U.S. securities that are denominated in currencies other than the U.S. dollar.

  Selection of Public Equity Securities. The fund generally will use a bottom-up stock selection approach with respect to its investments in public equity securities. This means that AIM will extensively research specific companies to find those companies that AIM believes offer the greatest prospects for future growth. In selecting individual securities, AIM will look for companies that they believe display or are expected to display: robust growth prospects; revenue-producing innovations; high profit margins or return on capital; attractive valuations relative to expected earnings or cash flow; strong current or future cash flow; large installed base or distribution franchise; quality management; favorable new product cycles; or unique competitive advantages, including intellectual property.

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                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

  The Fund May Take Large Positions and Controlling Interests in Companies. As a non-diversified investment company, the fund faces few regulatory restrictions on the proportion of its total assets it may invest in the securities of any one company, or on the proportion of its total assets it allocates to control interests in companies. However, the fund does not intend to invest more than 25% of its net assets in the securities of any one company. Market fluctuations could cause these limits to be exceeded. If the fund and other funds managed by AIM or INVESCO invest in the same company, the fund or the fund and the other funds managed by AIM or INVESCO may not own a controlling interest in the company.

  Circumstances in Which the Fund May Sell a Security. While it is the policy of the fund to hold securities for investment, the fund will consider selling securities of a company if AIM's target price for the security has been reached or if AIM believes that the company's earnings are disappointing, the company's revenue growth has slowed, or the company's underlying fundamentals have deteriorated.

  The fund may also be forced to sell securities to meet its quarterly share repurchase obligation. As a result, the annual portfolio turnover of the fund may exceed 100%. A high portfolio turnover rate will increase the fund's expenses. On the other hand, the fund may invest a significant portion of its assets in private equity securities having very little liquidity. The fund may be forced to retain such assets even in circumstances where the fund's investment policies indicate the assets should be sold. Alternatively, it may have to sell such securities at disadvantageous prices in order to raise cash. See "Risk Factors--Illiquid Securities May Be Difficult to Dispose of at Favorable Prices."

  The fund may invest in private equity securities directly or through private equity funds that invest primarily in private equity securities. Investments in those private equity securities may be made by other private equity funds advised by INVESCO subject to the conditions specified in an exemptive order that the fund expects to receive from the SEC. Those conditions are expected to require that the fund be given the opportunity to sell its stake in a private equity security under the same terms and conditions as those provided to another INVESCO advised entity selling its stake in the same private equity security.

  The Fund May Make Short Term and Temporary Investments. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. See "Management of the Fund--Affiliated Transactions." As a result, the fund may not achieve its investment objective.

  Application of Percentage Limitations. The limitations on the percentage of the fund's net assets that may be invested in private equity securities, securities of non-U.S. issuers and other limitations apply at the time of investment by the fund. The fund will not be required to reduce its investments in these securities if a percentage limit is exceeded as a result of changes in the value of the fund's portfolio securities or repurchases of the fund's shares. However, the fund may not purchase additional securities that are subject to a percentage limitation at any time when the limitation is met or exceeded, except that it may make additional investments in private equity securities already in its portfolio.

  The Fund May in the Future Convert into a Feeder Fund. The fund may in the future convert into a feeder fund in a master fund-feeder fund structure. As a feeder fund, the fund would seek to achieve its investment objective by investing all of its assets in the securities of a single master investment fund with substantially the same investment objective, strategies and restrictions as the fund. The fund has the flexibility in its governing documents to convert into a feeder fund without a vote of the fund's shareholders.

  Other. The fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. The fund may also lend portfolio securities. Repurchase agreements and securities lending involve certain risks that are described in the SAI under "Additional Investment Policies."

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

FUNDAMENTAL RESTRICTIONS

The fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of the fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or
(ii) more than 50% of the fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the fund.

(1) The fund may not borrow money or issue senior securities, except as permitted by the Investment Company Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the Investment Company Act Laws and Interpretations) or except to the extent that the fund may be permitted to do so by exemptive order or similar relief (collectively with the Investment Company Act Laws and Interpretations, the Investment Company Act Laws, Interpretations and Exemptions).

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                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

(2) The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

(3) The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the Investment Company Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

(4) The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein or exercising its rights under the terms of such security.

(5) The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(6) The fund may not make personal loans or loans of its assets to persons who control or are under common control with the fund, except to the extent permitted by the Investment Company Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

(7) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single closed-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the fund.

(8) With respect to its share repurchases, pursuant to Rule 23c-3 under the Investment Company Act, as such Rule may be amended from time to time:

   - the fund will make share repurchase offers every three months, commencing November, 2001 (except that such repurchase offers may be suspended or postponed as permitted by Rule 23c-3);

   - between 5% and 25% of the fund's outstanding shares will be subject to each repurchase offer, as determined by the Board of Trustees;

   - the repurchase request due dates will be the third Friday of each February, May, August and November (or the preceding business day if that day is a New York Stock Exchange holiday); and

   - there will be a maximum 14 day period between the due date for each repurchase request and the date on which the fund's net asset value for that repurchase is determined.

NON-FUNDAMENTAL RESTRICTIONS

The investment restrictions set forth above provide the fund with the ability to operate under new interpretations of the Investment Company Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the fund has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for the fund relating to certain of these restrictions which AIM must follow in managing the fund. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees, but do not require shareholder approval.

  In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker-dealers or other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment adviser (an AIM Advised Fund). The fund may borrow for temporary or emergency purposes, in anticipation or in response to adverse market conditions and to finance share repurchases or for cash management purposes. The fund may also borrow for leveraging.

  In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its net assets in the securities of issuers whose principal business activities are in the same industry.

  In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

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                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The overall management of the business and affairs of the fund is vested in the fund's Board of Trustees. The Board of Trustees approves all significant agreements between the fund and persons or companies furnishing services to the fund. The day-to-day operations of the fund are delegated to the officers of the fund and to AIM, which may delegate certain of its responsibilities to INVESCO, subject always to the investment objective, restrictions and policies of the fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the fund are affiliated with AIM and A I M Management Group Inc. (AIM Management), the parent corporation of AIM.

INVESTMENT ADVISER

A I M Advisors, Inc. is the investment adviser to the fund. AIM is responsible for the fund's investments and administers the fund's business and other affairs. AIM is responsible for investing the fund's assets in publicly traded securities and will oversee INVESCO's management of the fund's private equity securities. AIM was organized in 1976, and along with its subsidiaries, manages or advises over 125 investment portfolios encompassing a broad range of investment objectives. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM is the sole shareholder of AIM Distributors. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London, EC2M, 4YR, England. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also trustees or executive officers of the fund and their affiliations are shown in the SAI under "Trustees and Officers."

  AIM also serves as investment adviser to the AIM Large Cap Opportunities Fund, the AIM Mid Cap Opportunities Fund and the AIM Small Cap Opportunities Fund (together, the Special Opportunities Funds). Each of the Special Opportunities Funds has an investment objective and investment policies in part similar to those of the fund. Each of the Special Opportunities Funds is currently closed to new investors.

  For certain additional information regarding AIM and the Special Opportunities Funds, please see Appendix A.

SUB-ADVISER

INVESCO Private Capital, Inc., 1166 Avenue of the Americas, New York, New York 10036, is the sub-adviser to the fund. INVESCO will be primarily responsible for selecting, managing and allocating the fund's investment in private equity securities, subject to AIM's oversight and control. INVESCO began in 1972 as Citicorp Investment Management, Inc., part of a division of Citibank, N.A., performing domestic institutional money management. INVESCO, an indirect wholly owned subsidiary of AMVESCAP PLC, is one of the oldest and more experienced private equity investment organizations in the United States, beginning such investments (including through predecessors) in 1982. INVESCO has invested over $3 billion, including over $820 million directly in private companies and over $2.3 billion in private equity funds.

  For certain additional information regarding INVESCO, please see Appendix A.

MANAGEMENT FEE

The fund will pay a management fee to AIM for its advisory and administrative services at an annual rate of 1.75% of the fund's average daily net assets. The fee is calculated daily and payable monthly. This management fee is materially higher than the advisory fees paid by most U.S. registered investment companies. In addition, the fund will pay an incentive fee to AIM as described below. Very few registered investment companies pay an incentive fee similar to that paid by the fund. In return for its sub-advisory services, AIM will pay to INVESCO as a sub-advisory fee a portion of the management fee AIM receives from the fund. In addition, AIM will pay to INVESCO a portion of the incentive fee that AIM receives from the fund that represents the portion of the fund's assets managed by INVESCO.

INCENTIVE FEE

The following discussion of the incentive fee is only a summary. The calculation of the incentive fee involves complex accounting concepts. The fund encourages you to consult with your financial adviser regarding this calculation.

  In addition to the management fee, the fund may pay an incentive fee to AIM at the end of each fiscal quarter. The incentive fee payable will generally equal 15% of the fund's net realized and unrealized gains or losses and net investment income or loss for the quarter reduced by the fund's net unrealized gains on private equity securities, subject to reduction for prior realized and unrealized losses that have not previously been offset against realized and unrealized gains. The incentive fee will be accrued on net unrealized gains (that is, on investments that have appreciated in value but have not yet been sold by the fund) but the amount paid to AIM will not include any incentive fee resulting from net unrealized gains from private equity securities until these gains have been realized by the fund. The incentive fee will begin to accrue after the net asset value per share equals the average price per share to the public in this offering less

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                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

dividends and distributions paid to shareholders. No incentive fee will be payable for any quarter unless losses and depreciation from prior quarters have been recovered by the fund. This is sometimes known as a "high water mark" calculation. The incentive fee will not be considered in making this calculation. AIM will not be under any obligation to repay any incentive fee previously paid by the fund to AIM. AIM will pay an incentive fee to INVESCO based upon the performance of the portion of the fund's assets managed by INVESCO.

  The fund will calculate a liability for the incentive fee each day based on its performance. The fund's net asset value will be reduced or increased each day to reflect this calculation. The daily calculation will be made on the same basis as the incentive fee accrued to AIM.

  If the fund is in a net loss situation or has not recovered to the high water mark, there will be no accrual and no incentive fee will be paid. If this situation arises, the fund will keep track of its "cumulative loss" on a daily basis. Each time shares are repurchased in a repurchase offer, the fund will adjust the amount of any cumulative loss downward in proportion to the number of shares repurchased, so that the repurchase of shares has the effect of reducing the amount of cumulative loss. In addition, each time additional shares are sold, the fund will adjust the amount of any cumulative loss upward in proportion to the number of shares issued (but not to an amount larger than the cumulative loss would be if no shares had been repurchased). This will ensure that the amount of cumulative loss remains constant on a per-share basis.

PORTFOLIO MANAGEMENT

AIM uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's investments in public securities are set forth in Appendix A.

  INVESCO similarly uses a team approach to investment management. The individual members of the team who are primarily responsible for the selection, allocation and management of the fund's investments in private equity securities are also set forth in Appendix A.

ADMINISTRATORS

Administrative Fee. AIM will act as the overall administrator to the fund pursuant to an administrative services agreement between the fund and AIM. Under the administrative services agreement, AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the fund, including the services of a principal financial officer of the fund and related staff. As compensation to AIM for its services under such agreement, the fund will pay AIM a fee determined from time to time by the Board of Trustees of the Trust based upon the net assets of the fund. The amount of the fee is intended to reimburse AIM for the costs and expenses it incurs in providing the administrative services to the fund.

  The administrative services agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the fund (as defined in the Investment Company Act) and
(ii) the affirmative vote of a majority of the trustees who are not "interested persons" of the fund by votes cast in person at a meeting called for such purpose. The agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act).

CUSTODIANS AND TRANSFER AGENT

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the fund's custodian. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for the fund. A I M Fund Services, Inc.
(AFS), a wholly owned subsidiary of AIM, P.O. Box 4739, Houston, Texas 77210-4739, acts as transfer and dividend disbursing agent for the fund. The fund pays State Street Bank and Trust Company, Chase Bank of Texas, N.A. and AFS such compensation as may be agreed from time to time.

EXPENSES OF THE FUND

The fund pays a management fee and an incentive fee to AIM (portions of each of which are paid by AIM to INVESCO) plus all of its other expenses other than those assumed by AIM. The direct expenses of the fund include any shareholder servicing fees, brokerage commissions, interest on any borrowings by the fund, dividends paid on securities sold short, fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective private equity investments by the fund) and independent auditors, accounting costs, taxes and governmental fees, custody, expenses of printing and distributing prospectuses, reports, notices (including notices relating to the quarterly repurchase offers) and proxy materials, expenses of printing and filing reports and other documents with government agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, fees and disbursements, fees and expenses of trustees of the fund not employed by AIM or its affiliates, insurance premiums, organizational and offering expenses, and extraordinary expenses such as litigation expenses.

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                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

AFFILIATED TRANSACTIONS

The fund has obtained an exemptive order from the SEC which would allow it to invest in money market funds that have AIM or an affiliate of AIM as an investment adviser, provided that investments in such affiliated money market funds do not exceed 25% of the total assets of the fund. The fund may use cash collateral received from borrowers in connection with the fund's securities lending activities to purchase shares of such affiliated money market funds. In the event that the fund purchases shares of an affiliated money market fund, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such affiliated money market fund.

  The fund, AIM and INVESCO have filed an exemptive application with the SEC requesting an order that would permit the fund to co-invest in private equity securities, including private equity funds managed by third parties, with certain unregistered private equity funds managed by AIM or INVESCO. Any such co-investment would be subject to certain conditions set forth in the exemptive application.

  Additionally, the fund intends to seek relief from the SEC that would permit the fund to invest in one or more private equity funds managed by INVESCO or one of its affiliates. In such instance, INVESCO would waive the fees charged to the fund by the private equity fund so that such an investment would not be subject to duplicative expenses. INVESCO private equity funds may invest in private equity funds sponsored by managers that are unaffiliated with INVESCO, and in such instance, shareholders of the fund will pay, indirectly, management and incentive fees to such managers as well as management and incentive fees at the fund level. There can be no assurance that the fund will obtain such relief or that, if obtained, the terms will be acceptable to the fund.

REPURCHASE OFFERS
--------------------------------------------------------------------------------

The fund expects that a substantial portion of its investments will be illiquid and does not, except as described above, intend to maintain a significant cash position. For this reason, the fund is structured as a closed-end fund, which means that you will not have the right to redeem your shares on a daily basis. In addition, the fund does not expect any trading market to develop for its shares. As a result, if you invest in the fund you will have very limited opportunities to sell your shares.

  To provide you with a degree of liquidity, and the ability to receive net asset value on a disposition of your shares, the fund will make quarterly offers to repurchase its shares. The repurchase offers will be limited to a specified percentage of the fund's outstanding shares. Shares will be repurchased at their net asset value. The fund does not currently charge a fee in connection with the repurchase of its shares. However, to compensate the fund for expenses directly related to a repurchase, the fund may, after notice to shareholders, deduct from the repurchase proceeds a repurchase fee of up to 2% of the net asset value of the shares repurchased.

  Each quarter, the fund will offer to repurchase a minimum of 5% of the number of shares outstanding on the date repurchase requests are due. The fund's Board of Trustees may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

  The fund intends to commence the first quarterly repurchase offer in October 2001 and to complete it in November 2001. Thereafter, quarterly repurchase offers will commence each January, April, July and October and will be completed in the following month. When a repurchase offer commences, the fund will send a notification of the offer to shareholders through their financial intermediaries. The notification will specify, among other things:

- the percentage of shares that the fund is offering to repurchase. This will ordinarily be 5%.

- the date on which a shareholder's repurchase request is due. This will ordinarily be the third Friday of the following month.

- the date that will be used to determine the fund's net asset value applicable to the share repurchase. This is generally expected to be the day on which requests are due.

- the date by which shareholders will receive the proceeds from their share sales. This is generally expected to be within three business days after the day on which requests are due.

- the net asset value of the common stock of the fund no more than seven days prior to the date of the notification.

  In no event will the notification be sent less than 21 or more than 42 days in advance. Your shares of the fund must be held through a selected broker or dealer. You will not be able to receive repurchase offers directly from the fund. Your selected broker or dealer may require additional time to mail the repurchase offer to you, to process your request, and to credit your account with the proceeds of any repurchased shares.

  The due date for repurchase requests is a deadline that will be strictly observed. If your intermediary fails to submit your repurchase request in good order by the due date, you will be unable to liquidate your shares until a subsequent quarter, and you will have to resubmit your request in that quarter. You should be sure to advise your intermediary of your intentions in a timely manner. You may withdraw or change your repurchase request at any point before the due date.

  The fund has adopted a fundamental policy regarding its share repurchases, which may only be changed by a majority vote of the outstanding voting securities of the fund. See "Investment Restrictions--Fundamental Restrictions." Notwithstanding such fundamental policy, the fund may make a discretionary repurchase offer for its shares once every two years.

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                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

PRO RATA PURCHASES OF SHARES IN THE EVENT OF AN OVERSUBSCRIBED REPURCHASE OFFER

There is no minimum number of shares that must be tendered before the fund will honor repurchase requests. However, the percentage determined by the Board of Trustees for each repurchase offer will set a maximum number of shares that may be purchased by the fund. In the event a repurchase offer by the fund is over subscribed, the fund may, but is not required to, repurchase additional shares, but only up to a maximum amount of two percent of the outstanding shares of the fund. If the fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the fund is entitled to purchase, the fund will repurchase the shares tendered on a pro rata basis.

  If pro-ration is necessary, the fund will send a notice of pro-ration to selected brokers and dealers on the business day following the due date. The number of shares each investor asked to have repurchased will be reduced by the same percentage. If any shares that you wish to have repurchased by the fund are not repurchased because of pro-ration, you will have to wait until the next repurchase offer, and your repurchase request will not be given any priority over other investors' requests at this later date. Thus, there is a risk that the fund may not purchase all of the shares you wish to sell in a given quarter or in any subsequent quarter. In anticipation of the possibility of pro-ration, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of pro-ration. There is no assurance that you will be able to sell as many of your shares as you desire to sell.

  The fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the Board of Trustees, including a majority of the disinterested trustees.

DETERMINATION OF REPURCHASE PRICE

The repurchase price payable in respect of a repurchased share will be equal to the share's net asset value on the date specified in the notice. The fund's net asset value per share may change substantially in a short time as a result of developments at the companies in which the fund invests. Changes in the fund's net asset value may be more pronounced and more rapid than with other funds because of the fund's emphasis on private equity securities that are not publicly traded. The fund's net asset value per share may change materially between the date a repurchase offer is mailed and the due date, and it may also change materially shortly after a repurchase is completed. The method by which the fund calculates net asset value is discussed under "Calculation of Net Asset Value."

PAYMENT

The fund expects to repurchase shares on the next business day after the net asset value determination date. Proceeds will be distributed to intermediaries as specified in the repurchase offer notification, usually on the third business day after repurchase. In any event, the fund will pay repurchase proceeds no later than seven days after the net asset value determination date.

IMPACT OF REPURCHASE POLICIES ON THE LIQUIDITY OF THE FUND

From the time the fund distributes each repurchase offer notification until the net asset value determination date, the fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, liquid assets means assets that may be disposed of in the ordinary course of business at approximately the price at which they are valued or which mature by the repurchase payment date. The fund is also permitted to borrow money to meet repurchase requests. Borrowing by the fund involves certain risks for shareholders. See "Risk Factors--Use of Leverage May Adversely Affect Fund Performance."

IN-KIND REPURCHASES

Under normal conditions, the fund intends to repurchase its shares for cash. However, the fund reserves the right to pay for all or a portion of its repurchased shares with an in-kind distribution of a portion of its portfolio securities. The fund might distribute stock of a company in-kind if the fund's position is large relative to the company's market capitalization or trading volume and the fund believes that selling its position would adversely affect the price received on sale or the value of the fund's remaining position in that company. In addition, in some circumstances, the fund might distribute appreciated assets in-kind if, by doing so, it could avoid triggering a distribution requirement to other shareholders under applicable tax law. The fund will not make in-kind payments with securities of private companies or with securities of private equity funds.

CONSEQUENCES OF REPURCHASE OFFERS

The fund believes that repurchase offers will generally be beneficial to the fund's shareholders, and will generally be funded from available cash or sales of portfolio securities. However, if the fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares into a repurchase offer by increasing the fund's expenses and reducing any net investment income. To the extent the fund finances repurchase proceeds by selling fund investments, the fund will hold a larger proportion of its total assets in highly illiquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which would in turn reduce the fund's net asset value.

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                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

  Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value. It is not expected that any secondary market for the fund's shares will develop. In the event that a secondary market does develop, it is possible that shares would trade in that market at a discount to net asset value. The existence of periodic repurchase offers at net asset value may not alleviate such discount. Repurchase of the fund's shares will tend to reduce the number of outstanding shares and, depending upon the fund's investment performance, its net assets. A reduction in the fund's net assets will tend to increase the fund's expense ratio.

  In addition, the repurchase of shares by the fund will be a taxable event to shareholders. For a discussion of these tax consequences, see "Taxes."

CALCULATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

The fund will compute its net asset value on each business day as of the close of regular business of the New York Stock Exchange, which is generally 4:00 p.m. New York time. Securities owned by the fund will be valued at current market prices. If reliable market prices are unavailable (e.g., in the case of the fund's private equity investments), securities will be valued at fair value as determined in good faith in accordance with procedures approved by the fund's Board of Trustees.

  AIM and the fund's Board of Trustees will consider numerous factors in establishing a fair value for its investments in private equity securities. Factors that relate to investments in private equity securities will include the cost of the security; the last available quoted price or traded price, if any, for the security; fundamental analytical data relating to transactions in comparable securities; relationships among various securities and industry-specific indices and evaluation of the forces which influence the market in which the security is purchased and sold; the size of the fund's position and the liquidity of the market for the security; recent purchases and sales (including new issuances) of a company's securities; pricing by dealers in similar securities; reported prices and the extent of public trading in similar financial instruments of an issuer or comparable securities; pending public offerings by the company; and contractual and regulatory restrictions on the fund's disposition of the security. Factors that relate to a private company itself will include its financial position and results of operations, including their variance from projections; the company's business and financial plan; its ability to obtain needed financing; changes in economic conditions affecting the company; pending reorganization activity; changes in management; changes in contracts with major customers and distributors; and changes in technology affecting the company's products and services. Certain developments, such as changes in senior management of a company or its capital structure, or removal of legal or contractual restrictions on sale, will cause the fund to review the valuation of a company's securities immediately. In addition, a combination of developments that are individually less significant may also cause a review of valuation.

  Fair value represents a good faith approximation of the value of an asset and will be used where there is no public market or possibly no market at all for a company's securities. The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the fund's net asset value. As a result, the fund's issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the fund's investments will also affect the amount of the management and incentive fees. All fair value determinations by AIM are subject to ratification by the Board of Trustees.

  Expenses of the fund, including AIM's management fee, the incentive fee accrual and the costs of any borrowings, are accrued daily and taken into account for the purpose of determining net asset value. The repurchase price received by an investor whose shares are repurchased in a quarterly repurchase offer will reflect an incentive fee accrual if the fund has experienced an increase in net assets due to investment operations through the date of repurchase. However, the incentive fee accrual may subsequently be reversed if the fund's performance declines. In that case, some or all of the incentive fee accrual borne by the investor will be retained by the fund. No adjustment to the purchase price will be made after it has been paid.

  The net asset value per share is computed by dividing (1) the net asset value of the fund by (2) the number of shares then outstanding. The net asset value per share will be rounded up or down to the nearest cent. You may obtain the
fund's daily net asset value per share by calling [(800)           ] or by
visiting AIM's Internet website (http://www.aimfunds.com).

CONTROL PERSONS
--------------------------------------------------------------------------------

AIM provided the initial capitalization of the fund and, accordingly, as of
[     ], owned more than 25% of the issued and outstanding shares of the fund and therefore could be deemed to "control" the fund as that term is defined in the Investment Company Act. It is anticipated that after the initial public offering of the fund's shares closes, AIM will cease to control the fund for purposes of the Investment Company Act.

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                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------

The fund, a Delaware business trust, is authorized by its Agreement and Declaration of Trust, dated November 8, 2000 (the Trust Agreement), to issue an unlimited number of shares of beneficial interest, $0.001 par value.

  Shareholders of the fund do not have the right to demand or require the fund to issue share certificates, although the fund in its sole discretion may issue them.

  The Trust Agreement establishes one series portfolio of the fund and one class of shares of such series portfolio. Provided that the fund has received an exemptive order from the SEC permitting the Board of Trustees to create more than one class or series portfolio of the fund (a Class/Series Exemption), the trustees may, from time to time, authorize the division of the fund's shares into one or more additional classes or series portfolios consisting of one or more separate and distinct classes of shares.

  Although the Trust Agreement initially establishes no Senior Securities (as defined below), the trustees may, from time to time, establish (1) one or more classes of shares of beneficial interest of the fund having priority over the shares offered pursuant to this Prospectus and (2) bonds, debentures, notes or similar obligations or instruments constituting a security and evidencing indebtedness and having priority over the shares offered pursuant to this Prospectus (together, Senior Securities), upon such terms and conditions as the trustees establish in one or more resolutions and in accordance with the Investment Company Act and other applicable federal or state securities laws.

  The assets received by the fund from the issue or sale of its shares and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the fund. They constitute the underlying assets of the fund and are to be charged with the fund's expenses.

  Each share of the fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions out of the income belonging to the fund as are declared by the Board of Trustees. Upon any liquidation of the fund, shareholders are entitled to share pro rata in the net assets belonging to the fund available for distribution after satisfaction of the fund's outstanding liabilities.

  The fund is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of the fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the Investment Company Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually. The Trustees are required by the fund's by-laws to call a meeting of shareholders solely for the purpose of removing one or more Trustees when requested to do so by the record holders of not less than ten percent of the fund's outstanding shares.

  Each share of the fund is entitled to one vote, to participate equally in dividends and distributions declared by the Board of Trustees with respect to the fund and, upon liquidation of the fund, to participate proportionately in the net assets of the fund remaining after satisfaction of the fund's outstanding liabilities. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for full shares.

  Shareholders of the fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the fund voting together for election of trustees may elect all of the members of the Board of Trustees. In such event, the remaining holders cannot elect any trustees of the fund.

  The Trust Agreement provides that the trustees of the fund shall hold office during the existence of the fund, except as follows: (1) any trustee may resign or retire; (2) any trustee may be removed by a vote of at least two-thirds of the outstanding shares of the fund, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (3) any trustee who has died or become incapacitated and is unable to serve may be retired by a written instrument signed by a majority of the trustees and specifying the date of his or her retirement.

  Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the fund to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the fund. The Trust Agreement provides for indemnification out of the property of the fund for all losses and expenses of any shareholder of the fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations and wherein the complaining party was held not to be bound by the disclaimer.

  The Trust Agreement further provides that the trustees and officers will not be liable for any act, omission or obligation of the fund or any trustee or officer. However, nothing in the Trust Agreement protects a trustee or officer against any liability of the fund or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or

                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

reckless disregard of the duties involved in the conduct of his or her office with the fund. The Trust Agreement provides for indemnification by the fund of the trustees, officers, employees and agents of the fund, if it is determined that such person acted in good faith and reasonably believed: (1) in the case of conduct in his or her official capacity for the fund, that his conduct was in the fund's best interests; (2) in all other cases, that his or her conduct was at least not opposed to the fund's best interests; and (3) in a criminal proceeding, that he or she had no reason to believe that his or her conduct was unlawful. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

  Subject to the right of shareholders, if any, to vote as set forth below, and provided that the fund has received a Class/Series Exemption, the trustees shall have full power and authority, in their sole discretion without obtaining any prior authorization or vote of the shareholders, to establish and designate and to change in any manner any series portfolio of the fund, or any class or classes thereof; to fix or change such preferences, voting powers, rights, and privileges of any series portfolio, or classes thereof, as the trustees may from time to time determine, including any change that may adversely affect a shareholder; to divide or combine the shares of any series portfolio, or classes thereof, into a greater or lesser number; to classify or reclassify or convert any issued shares of any series portfolio, or classes thereof, into one or more portfolios or classes of shares of a series portfolio; and to take such other action with respect to the fund's shares as the trustees may deem desirable. At any time that there are no outstanding shares of any particular series portfolio of the fund or class previously established and designated, the trustees may abolish that series portfolio or class and the establishment and designation thereof.

  Shareholders of the fund have power to vote only in certain limited circumstances as set forth in the Trust Agreement, including but not limited to:
(1) electing or removing trustees, provided that a meeting of shareholders has been called for such purpose; (2) approving the termination of the fund or any series portfolio or class, provided that trustees have called a meeting of the shareholders for such purpose (but the shareholders shall not have the power to vote if there are fewer than 100 holders of record of the fund or of such terminating series portfolio or class); (3) generally, approving the sale of all or substantially all the assets of the fund or any series portfolio or class;
(4) generally, approving the merger or consolidation of the fund or any series portfolio or class with and into another company or with and into any series portfolio or class of the fund; (5) approving any amendment to the section of the Trust Agreement setting forth the voting rights set forth in this paragraph; and (6) approving any of the transactions described in the following paragraph, provided that the special voting requirements described in such paragraph apply to any such transaction.

  Certain transactions require the affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of the fund. Such affirmative vote is in addition to, and not in lieu of, the vote or consent of the shareholders of the fund otherwise required by law (including, without limitation, any separate vote by class or series portfolio that may be required by the Investment Company Act or by other applicable law), by the terms of any class or series portfolio that is now or hereafter authorized, or by the Trust Agreement. Such affirmative vote is not required, however, if the trustees authorize the following transactions by an affirmative vote of a majority of the trustees, including a majority of the trustees who are not "interested persons" of the fund, as that term is defined in the Investment Company Act. These transactions are: (1) the merger or consolidation of the fund or a series portfolio or class with or into another company or with or into another series portfolio or class of the fund;
(2) the issuance by the fund of any securities of the fund having an aggregate value of 5% or more of the total value of the outstanding shares of the fund to any corporation, person, entity, or group which is a beneficial owner of 10% or more of the outstanding shares of the fund for cash; (3) the sale, lease, or exchange of all or substantially all of the assets of the fund to any person;
(4) the dissolution of the fund; or (5) any amendment of the Trust Agreement that makes the fund's shares a "redeemable security" as that term is defined in the Investment Company Act. Some of the foregoing could have the effect of delaying, deferring or preventing changes in control of the fund.

DISTRIBUTION POLICY
--------------------------------------------------------------------------------

Substantially all of any net capital gain realized on investments will be paid to shareholders at least annually. Dividends will be paid at least annually on the fund's shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the fund's shares will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the companies in which the fund invests will not pay any dividends, and this, together with the fund's relatively high expenses, means that the fund is unlikely to have income or pay dividends. The fund is not a suitable investment if you require regular dividend income.

  In addition, depending upon the performance of the fund's investments, the related growth of the fund's net assets, and the availability of attractive investment opportunities, the fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes. See "Taxes."

  The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

AUTOMATIC REINVESTMENT PLAN

The automatic reinvestment plan is available for any holder of the fund's shares who wishes to purchase additional shares using dividends and/or capital gain distributions paid by the fund. You may elect to:

- reinvest 100% of both dividends and capital gain distributions;

                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

- receive dividends in cash and reinvest capital gain distributions; or

- receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be automatically reinvested if you do not instruct your broker or dealer otherwise. The fund may limit the extent to which any distributions that are returns of capital may be reinvested in the fund. The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional fund shares. See "Taxes."

  Shares will be issued to you at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. You are free to change your election at any time by contacting your broker or dealer, who will inform the fund. Your request must be received by the fund before the record date to be effective for that dividend or capital gain distribution.

  The fund reserves the right to suspend the automatic reinvestment plan at any time and require shareholders to receive all distributions in cash. The fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The fund does not currently expect to suspend or limit the reinvestment plan, but it may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that AIM considers suitable for the fund.

  You may obtain additional information about the automatic reinvestment plan by
calling [     ] at [(800)-            ]

DISTRIBUTIONS IN-KIND

The fund reserves the right to make any distributions in-kind (that is, to distribute securities from its portfolio instead of cash). However, the fund does not currently intend to make any in-kind distributions, and only securities that are freely transferable will be distributed in-kind.

TAXES
--------------------------------------------------------------------------------

The fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the fund will generally be exempt from federal income taxes on that part of its investment company taxable income (which includes net short-term capital gain) and net capital gain distributed to shareholders, as long as at least 90% of the fund's investment company taxable income is distributed to shareholders each year. The fund intends to distribute all of its investment company taxable income and net capital gain each year.

  Unless exempt from taxation, shareholders are normally taxed on all amounts distributed by the fund. Distributions from investment company taxable income are taxable as ordinary income and, to the extent attributable to dividends received by the fund from U.S. corporations, may be eligible for a dividends received deduction for shareholders that are corporations. Corporations subject to the alternative minimum tax are effectively allowed a dividends received deduction of only 17.5%. Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), when designated as net capital gain, are taxable as long-term capital gain, regardless of how long shares in the fund have been held by the shareholder, and are not eligible for the dividends received deduction.

  When you sell fund shares or have shares repurchased by the fund that you hold as capital assets, any gain or loss you realize will be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will generally be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

  The fund does not intend to operate so as to be permitted to "pass-through" to its shareholders credit for foreign taxes, if any, payable by the fund.

  Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

  Each January, you will be sent information on the amount and tax status of any distribution made (or deemed made) during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For a more detailed discussion of certain additional tax considerations generally affecting the fund and its shareholders, see "Dividends, Distributions and Tax Matters" in the SAI.

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                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

UNDERWRITING
--------------------------------------------------------------------------------

The underwriters named below (the Underwriters), acting through UBS Warburg LLC,
299 Park Avenue, New York, New York, as lead manager, and [     ] as their
representatives (the Representatives), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund, AIM and INVESCO (the Underwriting Agreement), to purchase from the fund the number of shares set forth opposite their respective names. The Underwriters are committed to purchase all of such shares if any are purchased.

                                                            NUMBER
UNDERWRITER                                                OF SHARES
--------------------------------------------------------------------
UBS Warburg LLC                                            [      ]
Total
--------------------------------------------------------------------

  The fund has agreed to pay a commission to the Underwriters in the amount of
up to $     per share (   % of the public offering price per share), which may
be reduced for purchases of $500,000 or more as set forth on the cover page of this Prospectus. The Representatives have advised the fund that the Underwriters
may pay up to $     per share from such commission to selected dealers who sell
the shares and that such dealers may reallow a concession of up to $[     ] per
share to certain other dealers who sell shares.

  Up to [          ] shares have been reserved for sale directly by the fund, without the imposition of any sales load or payment of any selling compensation to any Underwriter, broker or dealer, to directors and executive officers of AIM or INVESCO and to other Qualified Investors that are affiliated with AIM or INVESCO.

  Prior to this offering, there has been no public or private market for the shares or any other securities of the fund. Consequently, the offering prices for the shares were determined by negotiation among the fund, AIM and the Representatives. There can be no assurance, however, that the price at which shares sell after this offering will not be lower than the price at which they are sold by the underwriters. The minimum investment requirement is 1,000 shares ($25,000 worth).

  The fund, AIM and INVESCO have agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

  The fund has agreed not to offer or sell any equity securities of the fund, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

  The Representatives have informed the Fund that the Underwriters do not intend to confirm sale to any accounts over which they exercise discretionary authority,

  Under the terms of and subject to the conditions of the Underwriting Agreement, the Underwriters are committed to purchase and pay for all shares offered hereby if any are purchased. The Underwriting Agreement provides that it may be terminated at or prior to the closing date for the purchase of the shares if, in the judgment of the Representatives, payment for the delivery of the shares is rendered impracticable or inadvisable because (1) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation National Market System ("Nasdaq") shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (2) additional material governmental restrictions not in force on the date of the Underwriting Agreement, have been imposed upon trading in securities or trading has been suspended on any U.S. securities exchange, (3) a general banking moratorium has been established by U.S Federal or New York authorities, or (4) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material, escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis occurs, the effect of which is such as to make it impracticable or inadvisable to market any or all of the shares. The Underwriting Agreement also may be terminated if any of the conditions specified in the Underwriting Agreement have not been fulfilled when and as required by such agreement.

  The fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

  AIM Distributors, an affiliate of AIM, will act as distributor of the shares of the fund during any continuous offering of the fund's shares following the initial public offering. AIM Distributors will not make a market in the fund's shares. No underwriter is obligated to make a market in the shares and there can be no assurance that any trading market in the shares will develop and continue after this offering.

  AIM or its affiliate AIM Distributors will pay to UBS Warburg LLC from its own resources additional compensation in connection with the sale and distribution of the shares in the form of a structuring and advisory fee in an aggregate amount equal to 2.00% of the offering price of all shares sold in this offering.

  The underwriters have informed the fund that they may sell shares that have not been purchased by customers to certain associated persons of the underwriters on a stand-by purchaser basis. Under a stand-by agreement, securities that were not purchased by customers

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                   ------------------------------------------
                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

may be sold to associated persons of a broker-dealer, provided that securities so purchased are restricted from sale or transfer for a period of three months.

ADDITIONAL OFFERS TO EXISTING SHAREHOLDERS

The fund may at some time in the future, but not sooner than February 2002, conduct additional offers of its shares at their net asset value to investors who are shareholders of the fund at the time of the offer and who, for as long as the fund is subject to an incentive fee, continue to be qualified investors. The number of shares available for sale will be approximately the same as the aggregate number of shares repurchased by the fund in its prior quarterly repurchase offers that have not since been sold, subject to a minimum offering size of 1% of the fund's shares outstanding immediately before the date of sale. If more shares are subscribed for than are offered, the fund will reduce the amount sold to each subscriber in proportion to the amount subscribed for. AIM or AIM Distributors intends to make payments out of its own resources to the brokers or dealers who participate in the offerings. It is anticipated that offers will be conducted periodically. Such offers will not commence until the fund has committed to invest a substantial portion of the proceeds from this offering. In deciding whether to commence offers, the fund will take into account all factors it considers relevant, including market conditions, the cash available to it for investment, the number of shares available for sale and the fund's experience with repurchase offers. The Board of Trustees may discontinue the fund's policy of making additional offers at any time.

SHAREHOLDER SERVICING FEE

The fund intends to pay compensation to selected brokers and dealers (brokers) that hold shares for their customers in accordance with the several shareholder servicing agreements between the fund and the brokers. The shareholder servicing fee is payable quarterly at an annual rate of 0.50% of the average daily value of outstanding shares held by the brokers for their customers (prorated for shorter periods). The brokers will provide customary shareholder services, including responding to shareholder questions about the fund and the transferability of shares, assisting in selecting dividend payment options and assisting the fund in administering repurchases. In addition, the shareholder servicing agreements provide that the brokers have implemented procedures designed to enable them to form a reasonable belief that any transferees of the shares that are clients of the brokers are qualified investors, including having a statement regarding transfer restrictions on confirmations of sales by them to their customers occurring after the closing, and that each broker will agree to cooperate in the event of a regulatory audit to determine the qualified investor status of the shareholders for whom it holds shares. The amount of the shareholder servicing fee may be reduced or eliminated over time to the extent required by applicable regulations or the requirements of the NASD. Servicing fees will accrue daily as an expense of the fund.

INVESTOR QUALIFICATIONS AND TRANSFER RESTRICTIONS
--------------------------------------------------------------------------------

Shares of the fund are offered only to investors who are "qualified clients" as such term is defined in Rule 205-3 under the Investment Advisers Act of 1940, as such Rule may be amended from time to time. Currently, qualified clients include:

- natural persons or companies that have at least $750,000 under the management of AIM;

- natural persons or companies with a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000;

- natural persons or companies who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder; and

- certain knowledgeable employees who participate in AIM's or INVESCO's investment activities.

  All of these persons are referred to in this Prospectus as qualified investors. Your broker may require you to complete and sign an investor certification before you may invest. The form of investor certification that you may be asked to sign is included as Appendix B to this Prospectus. The fund will not be obligated to sell to the underwriters any shares that have not been placed with qualified investors.

  For as long as the fund is subject to an incentive fee, shares may be transferred only to another qualified investor. In addition, shares may be held only through a broker that is a party to a shareholder servicing agreement with the fund. Such brokers have agreed to note the existence of transfer restrictions on confirmations of sales by them to their customers occurring after the closing. These brokers also agree to implement procedures designed to enable them to form a reasonable belief that transfers between their customers are made only to qualified investors for as long as the fund is subject to an incentive fee. In accordance with the fund's Bylaws, any purported transfer (1) to an account held through a broker that is not party to a shareholder servicing agreement with the fund or (2) for as long as the fund is subject to an incentive fee, to any person who is not a qualified investor will be void, and the intended transferee will acquire no rights in the shares sought to be transferred. These transfer restrictions will apply to all transfers, including gifts or bequests of your shares. It will be difficult to sell or transfer your shares in the fund. You may be unable to sell or transfer shares in the manner or at the time you desire, and you should not expect that you will be able to transfer your shares at all.

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                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
                   ------------------------------------------

TABLE OF CONTENTS OF SAI
--------------------------------------------------------------------------------


ADDITIONAL INVESTMENT POLICIES            [   ]
- - - - - - - - - - - - - - - - - - - - - - - -

HEDGING AND OTHER INVESTMENT TECHNIQUES   [   ]
- - - - - - - - - - - - - - - - - - - - - - - -

SHARE REPURCHASES                         [   ]
- - - - - - - - - - - - - - - - - - - - - - - -

TRUSTEES AND OFFICERS                     [   ]
- - - - - - - - - - - - - - - - - - - - - - - -

CONTROL PERSONS AND PRINCIPAL HOLDERS
  OF SECURITIES                           [   ]
- - - - - - - - - - - - - - - - - - - - - - - -

INVESTMENT ADVISORY AND OTHER SERVICES    [   ]
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL UNDERWRITER FOLLOWING INITIAL
  PUBLIC OFFERING                         [   ]
- - - - - - - - - - - - - - - - - - - - - - - -

PORTFOLIO TRANSACTIONS AND BROKERAGE      [   ]
- - - - - - - - - - - - - - - - - - - - - - - -

DIVIDENDS, DISTRIBUTIONS AND TAX
  MATTERS                                 [   ]
- - - - - - - - - - - - - - - - - - - - - - - -

MISCELLANEOUS INFORMATION                 [   ]
- - - - - - - - - - - - - - - - - - - - - - - -

FINANCIAL STATEMENTS                      [   ]
- - - - - - - - - - - - - - - - - - - - - - - -

                                   APPENDIX A

INFORMATION ABOUT THE INVESTMENT ADVISERS
--------------------------------------------------------------------------------

AIM ADVISORS, INC.

The fund's investment adviser is A I M Advisors, Inc. (AIM). AIM will be responsible for investing the fund's assets in public equity securities and for supervising INVESCO in its selection of investments in private equity securities.

  AIM has been registered as an investment adviser since its inception in 1976. Today, AIM, together with its subsidiaries, manages over 125 investment portfolios encompassing a broad range of investment objectives. AIM serves as investment adviser to the AIM Large Cap Opportunities Fund, the AIM Mid Cap Opportunities Fund and the AIM Small Cap Opportunities Fund (collectively, the Special Opportunities Funds). Each of the Special Opportunities Funds has an investment objective of long-term growth of capital and seeks to achieve its investment objective by normally investing at least 65% of its total assets in securities offering a special opportunity, i.e., an unusual development in a company or group of companies. Each of the Special Opportunities Funds has the same portfolio management team as the fund and uses alternative strategies such as short sales, leverage and options as part of its investment strategy. AIM believes that the Special Opportunities Funds were among the first mutual funds to utilize the ability to take both short and long investment positions and that the Special Opportunities Funds combine AIM's earnings-driven investment discipline with alternative strategies traditionally available only in hedge funds. The fund's investment strategies with respect to the fund's investment in public equity securities are substantially similar to those of the Special Opportunity Funds.

  As of December 31, 2000, the AIM Large Cap Opportunities Fund, the AIM Mid Cap Opportunities Fund and the AIM Small Cap Opportunities Fund had $724 million, $599 million and $737 million in assets, respectively. Each of the Special Opportunities Funds is currently closed to new investors.

INVESTMENT RATIONALE FOR PUBLIC EQUITY SECURITIES

In pursuing alternative strategies with respect to the fund's investments in public securities, AIM believes that the fund has:

  - UPSIDE AND DOWNSIDE-PROTECTION POTENTIAL. Managers can capitalize both on earnings surprises and on disappointments by owning stocks when earnings are rising and selling stocks short when earnings are falling.

  - MORE INVESTMENT CHOICES THAN TRADITIONAL LONG-ONLY INVESTMENT FUNDS. The investment universe of long funds typically includes only those stocks that may benefit from upward price movements. With the ability to take short investment positions, the fund can look for investment opportunities in public equity securities with rising or falling prospects.

AIM PORTFOLIO MANAGEMENT TEAM

AIM uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio of public securities are:

  STEVEN A. BRASE, PORTFOLIO MANAGER. Steven A. Brase has been responsible for the fund since 2001 and the Special Opportunities Funds since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1998, he was Associate Portfolio Manager and Partner for Bricoleur Capital Management, Inc.

  BRANT H. DEMUTH, SENIOR PORTFOLIO MANAGER. Brant H. DeMuth has been responsible for the fund since 2001 and the Special Opportunities Funds since 1998 and has been associated with the advisor and/or its affiliates since 1996. From 1992 to 1996, he was Portfolio Manager for Colorado Public Employee's Retirement Association.

  ROBERT C. LESLIE, PORTFOLIO MANGER. Robert C. Leslie has been responsible for the fund since 2001 and the Special Opportunities Funds since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1996, he ran his own investment firm, Gamma Investment Management, until it merged with Darien Capital Management where he served as Portfolio Manager and Partner until 1998.

  CHRISTOPHER P. PERRAS, PORTFOLIO MANAGER. Christopher P. Perras has been responsible for the fund since 2001 and the Special Opportunities Funds since 1999 and has been associated with the adviser and/or its affiliates since 1999. From 1997 to 1999, he was an equity analyst for Van Wagoner Capital Management. From 1995 to 1997, he was Associate Portfolio Manager at Van Kampen American Capital Asset Management, Inc.

  CHARLES D. SCAVONE, SENIOR PORTFOLIO MANAGER. Charles D. Scavone has been responsible for the fund since 2001 and the Special Opportunities Funds since 1998 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

INVESCO PRIVATE CAPITAL, INC.

INVESCO Private Capital, Inc. (INVESCO) will manage the assets of the Fund invested in private equity securities, under the supervision of AIM. INVESCO is a wholly owned subsidiary of AMVESCAP. INVESCO's predecessor began as part of a division of Citibank, N.A., performing domestic institutional money management. In 1972, Citibank established Citicorp Investment Management, Inc., the predecessor to INVESCO's parent. In 1988, Citibank sold its domestic institutional investment management business together with certain other assets to USF&G, a Baltimore-based insurance holding company. This subsidiary changed its name to Chancellor Capital Management, Inc. (Chancellor) and INVESCO's predecessor business was a part of Chancellor. Chancellor operated as an independent subsidiary of USF&G until April 1, 1992, when a broad group of Chancellor employees acquired a controlling interest of 51% in Chancellor, with USF&G owning the remaining 49%. On October 31, 1996 Liechtenstein Global Trust, AG (LGT), the parent company of LGT Asset Management and GT Global, acquired Chancellor. Given LGT's overseas operations in Europe and Asia, joining LGT was a significant step in the process of building an enduring, world-class global investment management organization for the future. On June 1, 1998 AMVESCAP acquired the asset management division of LGT, including Chancellor. Chancellor was renamed INVESCO (NY), Inc. and its private capital groups began or continued, as applicable, operating as wholly owned subsidiaries. INVESCO has invested over $3 billion, including: (i) over $820 million in direct private capital investments; and (ii) over $2.3 billion in third-party venture capital, buyout and special situation funds.

INVESTMENT RATIONALE

AIM Millennium Alternative Strategies Fund gives you access to INVESCO's nearly two decades of private equity investment expertise through:

  - UNIQUE ACCESS TO VENTURE CAPITAL OPPORTUNITIES. In addition to traditional sources, INVESCO has unique access to high-quality deals across a broad range of industries through its proprietary networks and partnerships. This means INVESCO has the opportunity to see deals that many other firms don't.

  - INNOVATIVE FINANCIAL STRUCTURES. Use of innovative financial structures and instruments helps in negotiating favorable deal terms designed to seek maximum returns with minimal risk.

  - SIGNIFICANT INDUSTRY EXPERIENCE. INVESCO's professionals have more than 100 years of experience, including direct industry experience at operating companies.

  - ACCESS TO RESOURCES OF AMVESCAP.  As a subsidiary of AMVESCAP, a [$     ]
    billion asset management firm (as of Dec. 31, 2000), INVESCO has access to a wealth of resources not easily available in smaller, privately-held firms--including more than 400 research analysts and public security portfolio managers. This insight is invaluable in identifying attractive business models, accessing quality management and optimizing investment exit strategies.

THE PORTFOLIO MANAGEMENT TEAM

The fund's investment in private equity securities will be managed by the following investment professionals: Parag Saxena, Johnston Evans, Howard Goldstein, Esfandiar Lohrasbpour, Alessandro Piol, Phillip Shaw, Ray Maxwell and Andrew Dworkin (the Principals), whose biographies are set forth below. The
Principals, with an aggregate of over           years of professional
experience, have worked at INVESCO for an average of           years, and have
complementary expertise that includes senior operating management, financial services, legal and engineering, both in the U.S. and internationally.

  PARAG SAXENA, PRINCIPAL AND HEAD OF INVESCO PRIVATE CAPITAL, INC. Parag Saxena is Head of INVESCO and a member of the senior management team. As a founding member of INVESCO, Parag has been involved in numerous private capital transactions and has served as a director on numerous venture-backed healthcare and communication companies. He has also served as an advisor to numerous partnerships, assisting in the valuation of assets, strategy development and shaping of terms and conditions.

  Parag began his career in 1978 as a product engineer at Becton Dickinson. He later joined Booz, Allen and Hamilton in the Technology Management Services Group where his responsibilities included market analysis, technology strategy, acquisition evaluation and business strategy formulation for several Fortune 100 corporations in the healthcare field. Parag joined Citicorp Investment Management, Inc., in 1983 as a founding member of the Firm's predecessor responsible for healthcare private investments and small cap public stocks. From 1983 until 1993 Parag was responsible for both private capital and small cap growth equity investments. In 1993, when Chancellor's private capital and small cap growth investing were separated into distinct groups, Parag was named head of Chancellor's Small Cap Growth Group. As head of the group, he hired several new small cap growth investment professionals, applied discipline to the investment process, and substantially grew small cap growth assets under management. In 1995, Parag returned to INVESCO's predecessor to become its head. Since then, he has hired several additional experienced private capital investment professionals with operating, legal, investment banking and international skills. The result has been greater and more diversified deal flow and more highly specialized investment and management structures.

  Parag received a B.Tech. in 1977 from the Indian Institute of Technology and an M.S. in 1978 in Chemical Engineering from West Virginia College of Graduate Studies. He earned a M.B.A. in 1982 from the Wharton School of the University of Pennsylvania.

  JOHNSTON L. EVANS, PRINCIPAL. Johnston Evans is a Managing Director of INVESCO and is focused primarily on direct investments, principally in consumer retail, financial services, technology and special situations. Johnston has been involved in numerous private capital transactions and has served as a director of numerous venture-backed companies.

  Johnston began his career in 1970 in Morgan Guaranty's training program. During his tenure at Morgan Guaranty, he rose to the position of Vice President, having worked in the general banking, treasury, foreign exchange, budgeting and planning areas both in New York and in Brussels, Belgium. In 1978, Johnston joined the Bank of Kuwait and Middle East (BKME) as General Manager and Chief Operating Officer on secondment from Morgan Guaranty. In 1983, Johnston established Kuwait & Middle East Financial Investment Co., a joint venture between BKME and the Kuwait Public Institute for Social Security, a company formed to develop expertise in real estate, venture capital and direct investments and to provide investment opportunities in these areas to local institutional and individual investors. In 1987, Johnston established KME Management Services, Inc., as President, where he was responsible for the origination, analysis, negotiation and supervision of venture capital and real estate investments of partnership funds raised in Kuwait. In 1990, Johnston joined Wolfensohn Partners L.P. as a General Partner. Wolfensohn Partners is the general partner of Wolfensohn Associates, a $70 million venture capital fund. During his combined tenure at KME and Wolfensohn, Johnston was responsible for funding a total of 33 companies, primarily in the technology, retail and healthcare sectors. Johnston joined the Firm in September of 1995.

  Johnston earned a B.A. in Political Science from Boston University in 1970.

  HOWARD E. GOLDSTEIN, PRINCIPAL. Howard Goldstein is a Managing Director of INVESCO and has primary responsibility for directing the private capital team's investment effort in the consumer and retailing areas. He is also involved in evaluating business-to-consumer internet investments as well as select healthcare opportunities. Howard has been involved in numerous private capital transactions and has served on the boards of numerous venture-backed companies and on the advisory boards of a number of partnership groups.

  Howard began his career as an attorney with Shearson Lehman Brothers where he concentrated on corporate securities law and investment banking and investment management matters. He moved to Citicorp Investment Management, Inc., the parent of INVESCO's predecessor, as an Assistant General Counsel in 1985.

  Howard received a B.A. with honors from Clark University in 1980 and a J.D. from Brooklyn Law School in 1983 where he received an American Jurisprudence Award and the Honorable Nathan R. Sobel prize. He is a member of the New York State Bar as well as the United States District Courts of the Southern and Eastern Districts.

  ESFANDIAR LOHRASBPOUR, PRINCIPAL. Esfandiar Lohrasbpour is a Managing Director of INVESCO focused principally on direct investments in technology and communication services companies and is based out of the San Francisco/Palo Alto office.

  Esfandiar began his career in 1977 as a software developer at Dames and Moore, an environmental and earth sciences consultancy. In 1982, he joined Bell Labs as a Member of Technical Staff. His area of responsibility was to find ways of making semiconductor manufacturing clean rooms more efficient. He built a simulation model of the clean room to test different operating policies before making recommendations. He later joined the CFO community at AT&T and subsequently co-founded an internal start-up in the graphics supercomputing business, where he was CFO and Director of Operations. In 1990, Esfandiar joined AT&T's Corporate Development group and worked on a number of M&A projects, most notably the acquisition of McCaw Cellular. He evaluated hundreds of other investment opportunities in start-ups and publicly traded companies, mostly in technology and communications services. He also put in place over two hundred co-marketing agreements with other companies. Later, he started the Supply Chain Solutions business to help AT&T's customers streamline their Supply Chain operations. In his last assignment at AT&T, as Business Transition Director, Esfandiar was responsible for reducing Sales and Marketing expenses without jeopardizing revenue attainment goals. Esfandiar joined the Firm in 1998.

  Esfandiar received a B.A. in Mathematics from Berea College (Kentucky) in 1974. He then earned his M.S. in Operations Research from the University of North Carolina at Chapel Hill in 1976. He later attended UCLA's School of Engineering and Applied Sciences where he received a Ph.D. in Operations Research from the System Science Department in 1982.

  ALESSANDRO A. PIOL, PRINCIPAL. Alessandro Piol is a Managing Director of INVESCO focused primarily on information technology, communications and new media investments. Alessandro has been involved in numerous private capital transactions and has served as a director on numerous venture-backed technology companies.

  Alessandro began his career in 1979 at Advanced Computer Techniques (ACT) as a senior consultant responsible for the design and development of systems software products and tools for the computer industry and the U.S. Department of Defense. While at ACT he spent a considerable portion of his time in Europe (England, France, and Denmark), where he was involved in a variety of projects for European computer manufacturers. He joined AT&T International in 1985 as a Manager of Market Development and Strategic Planning and in this capacity he was involved in a variety of business development and sales activities for the Asia/Pacific Regional Business Unit, including joint ventures and major infrastructure deployment projects. In 1986, Alessandro co-founded AT&T Pixel Machines, a start-up company in the graphics supercomputing business, where he was Vice President of Marketing and International Sales. While at Pixel Machines, he built an extensive network of international distributors in Europe and Japan, which was responsible for over 50% of total sales. In 1990, he joined AT&T Computer Systems as the Strategic Partnership Programs Director, where he was responsible for Independent Software Vendor and industry partnering programs. In 1991, Alessandro co-founded AT&T Ventures as one of three general partners. AT&T Ventures was a venture capital fund investing in information technology companies, typically in the early- to mid-stage of investment. Alessandro was directly involved and was responsible for managing close to half of the fund's 20 investments by the time of his departure. Alessandro joined the Firm in 1995.

  Alessandro received a B.S. and an M.S. in Computer Science from Columbia University School of Engineering in 1979 and 1982, respectively. At Columbia he was elected to the Eta Kappa Nu honor society. He then earned an M.B.A. from the Harvard Business School in 1985. Alessandro is a co-founder and a Director of the New York New Media Association. He has also been a director of several venture-backed technology companies.

  PHILIP M. SHAW. Phil Shaw is a Managing Director of INVESCO focused primarily on the Partnership Investment activities. He currently serves on the advisory boards and valuation committees of a number of buyout and venture partnerships, including Berkshire Partners, Sevin Rosen and Summit Partners.

  Prior to joining INVESCO, Phil was associated with the Hambro International Venture Fund where he evaluated proposals for a variety of private investment transactions. He subsequently joined Citicorp Investment Management, Inc., the parent of the Firm's predecessor, in 1983, where Phil invested privately in both direct and partnership investments in healthcare and technology companies. Phil is now focused primarily on partnership investing.

  Phil graduated with honors from the University of Michigan in 1970 with a B.A. in Economics. He received his M.P.P.M. degree from the Yale School of Management in 1982.

  RAY MAXWELL. Ray Maxwell is a Managing Director of INVESCO. He is based in London and is focused primarily on investing in non-U.S. partnerships.

  Ray began his career at Postel Investment Management, Ltd. in 1975. From 1987 to 1993, he worked at Postel Investment Management, Ltd. as a venture capital manager, responsible for (pound sterling) 300 million in assets. In 1993, Ray joined Granville Private Equity Funds Ltd. as a Director, where he was responsible for managing venture capital portfolios and where his team was responsible for identifying high quality investment opportunities, such as MBOs and development capital opportunities. His clients included Hermes, for which he managed a portfolio of unquoted direct investments. In 1997, Ray joined INVESCO.

  Ray earned a B.Sc. in Economics and Geography from London University in 1973. He received his MBA from Middlesex Business School in 1987. He is a member of the Securities Institute.

  ANDREW L. DWORKIN. Andrew Dworkin is a Managing Director and the head of the Business Management team for INVESCO. Andrew coordinates the delivery of all business management functions (finance, operations, product management and development, client relations and reporting, legal and structuring services) to INVESCO.

  Andrew began his career in 1985 as a Corporate Associate at the law firm of Debevoise & Plimpton specializing in private capital transactions and developing an extensive experience in mergers and acquisitions, corporate finance, U.S. securities laws and investment management. Andrew joined INVESCO's parent in February 1993 and became General Counsel of Chancellor, INVESCO (NY), Inc.'s predecessor, in July 1997. Andrew formally assumed his current responsibilities for INVESCO in August 1998.

  Andrew received a B.A. in Clinical Psychology and International Relations in 1981 from the University of Pennsylvania. He received his M.A. in Clinical Psychology from New York University in 1983 and his J.D. from New York University School of Law in 1986. He was admitted to the New York State Bar in 1986 and is a member of the New York State Bar Association and the New York New Media Association.

DIRECT INVESTMENTS--JANUARY 1, 1982 TO SEPTEMBER 30, 1999

The following is a listing of the direct investments in venture capital companies that INVESCO has caused one or more of its clients to make from January 1, 1982 through September 30, 1999, along with INVESCO's classification of each company's principal area of business. INVESCO's clients included private funds and other institutional clients. The fund will not have the opportunity to invest in any of the companies shown below.

                                 YEAR OF
COMPANY NAME                    INVESTMENT       INDUSTRY FOCUS
-------------------------------------------------------------------
Compucare Inc.                   1982        Computer Related
Daisy Systems Corp.              1982        Computer Related
Dynabyte                         1982        Computer Related
Elxsi Corp.                      1982        Computer Related
Horizon Healthcare Corp.         1982        Medical/Health Related
Kings Road Entmt. Inc.           1982        Communications
Massey Ferguson Corp.            1982        Other
National Medical Enterprises     1982        Medical/Health Related
Read-Rite Corporation            1982        Computer Related
Scios Inc.                       1982        Biotechnology
Seeq Technology Inc.             1982        Electronics Related
Summagraphics Corp.              1982        Computer Related
Tandy Corp.                      1982        Consumer Related
Accountants Microsystems Inc.    1983        Computer Related
Adaptec Inc.                     1983        Computer Related
Axonics Inc.                     1983        Medical/Health Related
Century Data Inc.                1983        Computer Related
Costco Wholesale Corp.           1983        Consumer Related
Dest Corp.                       1983        Computer Related
Genus Inc.                       1983        Electronics Related
Infodetics Corporation           1983        Computer Related
Intl. Microelectronic Products
  Inc.                           1983        Electronics Related
Medical Care Intl. Inc.          1983        Medical/Health Related
Mentor Graphics Corporation      1983        Computer Related
North Am. Car Corp. Equip Tr     1983        Other
Telematic Intl. Inc.             1983        Communications
Teradata Corp.                   1983        Computer Related
Viridian Inc.                    1983        Medical/Health Related
VLI Corp.                        1983        Medical/Health Related
Walker Interactive Systems
  Inc.                           1983        Computer Related
Wellesley Medical Management
  Inc.                           1983        Medical/Health Related
Xoma Corp.                       1983        Biotechnology
Atasi Corporation                1984        Computer Related
Cadnetix Corp.                   1984        Computer Related
Digirad Corporation              1984        Medical/Health Related
Healthstar Corporation           1984        Medical/Health Related
Imageamerica Inc. (fka Medinc)   1984        Medical/Health Related
Ironstone Group Inc.             1984        Other
Mediq Inc. (fka Mental Health
  Mgmt.)                         1984        Medical/Health Related
RF Monolithics Inc.              1984        Electronics Related
Sequoia Sys Inc.                 1984        Computer Related
Silicon Valley Group Inc.        1984        Electronics Related
Valid Logic Sys Inc.             1984        Computer Related
Zayre Corp. (fka Homeclub)       1984        Consumer Related
Access Medical Systems Inc.      1985        Medical/Health Related
Altera Corp.                     1985        Electronics Related
Caddex Corporation               1985        Computer Related
Cambrex Corp.                    1985        Industrial Products
Carolco Pictures Inc.            1985        Energy
DBMS Inc.                        1985        Computer Related
DOELZ Networks Inc.              1985        Communications
Egghead Inc.                     1985        Consumer Related
Hannover Healthcare Inc.         1985        Medical/Health Related
Healthsouth Rehabilitation
  Corporation                    1985        Medical/Health Related
Integrated Health Services
  Inc.                           1985        Medical/Health Related
Internet Systems Corporation     1985        Computer Related
-------------------------------------------------------------------

                                 YEAR OF
COMPANY NAME                    INVESTMENT       INDUSTRY FOCUS
-------------------------------------------------------------------
John Fluke Mfg. Co. Inc. (fka
  Support Tech)                  1985        Electronics Related
Medaphis Corporation             1985        Medical/Health Related
Medical & Scientific Designs
  Inc.                           1985        Medical/Health Related
Applied Immunesciences Inc.      1986        Biotechnology
Camex Inc.                       1986        Computer Related
Celgene Corp.                    1986        Biotechnology
Comprehensive Addiction
  Programs Inc.                  1986        Medical/Health Related
Comsec Narragansett Security
  Inc.                           1986        Other
Consumer Health Services Inc.    1986        Medical/Health Related
Craftmart                        1986        Consumer Related
First Cellular Group Inc.        1986        Communications
Genesis Health Ventures Inc.     1986        Medical/Health Related
Home Express Inc.                1986        Consumer Related
Jandel Corp. (fka Presentation
  Tech)                          1986        Computer Related
Karen Austin Petites             1986        Consumer Related
Macneal-Schwendler Corp. (fka
  Aries Tech)                    1986        Computer Related
Narragansett Clothing Co.        1986        Consumer Related
Pharmacopeia                     1986        Biotechnology
Soft-Switch Inc.                 1986        Computer Related
Teradyne Inc. (fka Aida)         1986        Electronics Related
Thermedics Inc.                  1986        Medical/Health Related
Twyford International Inc.       1986        Biotechnology
Vitalink Communications Corp.    1986        Communications
Aetna Apparel Group Inc.         1987        Consumer Related
Alkermes Inc.                    1987        Biotechnology
Ceridian                         1987        Computer Related
Digital F/X Inc.                 1987        Computer Related
East China Sea Royalty           1987        Energy
Enzon Inc. (fka Genex)           1987        Biotechnology
Imaginarium Inc.                 1987        Consumer Related
Ingres Corp. (fka Relational
  Tech)                          1987        Computer Related
Licom Inc.                       1987        Communications
Microgenics Corp.                1987        Medical/Health Related
Microtec Research Inc. (fka
  Ready Sys)                     1987        Computer Related
MIPS Computer Sys Inc.           1987        Computer Related
Neuroperfusion Inc.              1987        Biotechnology
Northfield Laboratories Inc.     1987        Biotechnology
Octel Communications Corp.       1987        Communications
Petsmart Inc.                    1987        Consumer Related
Regenisys Corp.                  1987        Computer Related
Rehability Corp (fka Natl.
  Rehab. Centers)                1987        Medical/Health Related
Ringer Corporation (fka Safer)   1987        Biotechnology
Ross Systems Inc.                1987        Computer Related
Staples Inc.                     1987        Consumer Related
Strategic Organization Systems
  Inc.                           1987        Industrial Products
The Icing Inc.                   1987        Consumer Related
The Santa Cruz Operation Inc.    1987        Computer Related
Trimedyne Inc.                   1987        Medical/Health Related
Vision Communications Inc.       1987        Communications
Advanced Medical Inc.            1988        Medical/Health Related
Alteon Inc. (fka Geritech)       1988        Biotechnology
Catalina Marketing Corp.         1988        Computer Related
EO Inc. (fka Go Corp.)           1988        Computer Related
Gliatech Inc.                    1988        Biotechnology
-------------------------------------------------------------------

                                 YEAR OF
COMPANY NAME                    INVESTMENT       INDUSTRY FOCUS
-------------------------------------------------------------------
Igen Inc.                        1988        Biotechnology
Johnson & Johnson (fka Menlo
  Care Inc.)                     1988        Medical/Health Related
Jostens Inc. (fka Educational
  Systems)                       1988        Consumer Related
Molecular Simulations Inc.
  (fka Polygen)                  1988        Computer Related
Syntellect Inc.                  1988        Communications
Verax Corp.                      1988        Medical/Health Related
Aicorp Inc.                      1989        Computer Related
Air Methods Corp. (fka Cell
  Technology)                    1989        Biotechnology
Automated Compliance Systems
  Inc.                           1989        Industrial Products
Concord Communications Inc.      1989        Communications
Earth Technology Corp. (fka
  Summit ENV)                    1989        Industrial Products
Easel Corp.                      1989        Computer Related
Gensia Pharmaceuticals Inc.      1989        Biotechnology
Global Health Partners Inc.      1989        Medical/Health Related
Henry Silverman Jewelers Inc.    1989        Consumer Related
Network Management Inc.          1989        Communications
Picturetel Corp.                 1989        Communications
Retroperfusion Systems, Inc.     1989        Medical/health Related
Sybase Inc.                      1989        Computer Related
The Aqua Group                   1989        Consumer Related
Trinzic Corp. (fka Aion Corp.)   1989        Computer Related
Urosystems Inc.                  1989        Medical/Health Related
Verity Inc.                      1989        Computer Related
Wheelabrator Technologies (fka
  Westates)                      1989        Industrial Products
Control Data Systems Inc. (fka
  Evernet)                       1990        Communications
Ligand Pharmaceuticals           1990        Biotechnology
Memberworks Corporation          1990        Consumer Related
Oculon Corporation               1990        Biotechnology
Sapphire Broadcasting Inc.       1990        Communications
Somatogen Inc.                   1990        Biotechnology
Starbucks Corporation            1990        Consumer Related
Systemed Inc. (fka Insurx)       1990        Medical/Health Related
Techna Vision Inc.               1990        Medical/Health Related
Ultra Network Technologies
  Inc.                           1990        Communications
US Message Corporation           1990        Communications
Walsh International Inc.         1990        Medical/Health Related
Adobe Sys Inc.                   1991        Computer Related
ADRA Systems Inc.                1991        Computer Related
Applied Micro Circuits Corp.     1991        Electronics Related
Audrey Jones Inc.                1991        Consumer Related
Cardiac Science Inc.             1991        Biotechnology
CompUSA Inc.                     1991        Consumer Related
First Data Corporation (fka
  CESI)                          1991        Computer Related
Hypres Inc.                      1991        Electronics Related
IXYS Corp.                       1991        Electronics Related
Macromedia Inc. (fka
  Macromind)                     1991        Computer Related
Perception Inc.                  1991        Industrial Products
Polytel Computer Products        1991        Computer Related
Scios-Nova Inc. (fka Nova
  Pharmaceutical)                1991        Biotechnology
Slate Corporation                1991        Computer Related
Synopsys Inc. (fka Logic
  Modeling)                      1991        Computer Related
Systeme Corporation              1991        Computer Related
Teloquent Communications (fka
  Unifi)                         1991        Communications
Veritas Software Corporation     1991        Computer Related
Viagene Inc.                     1991        Biotechnology
Viasoft Inc.                     1991        Biotechnology
Waterscale Integration           1991        Computer Related
Zoran Corporation                1991        Electronics Related
Alias Research Inc.              1992        Computer Related
-------------------------------------------------------------------

                                 YEAR OF
COMPANY NAME                    INVESTMENT       INDUSTRY FOCUS
-------------------------------------------------------------------
Ambulatory Surgery Ctr. Ntwrk.
  (fka Pasi)                     1992        Medical/Health Related
Apollon Inc.                     1992        Biotechnology
Ascend Communications Inc.       1992        Communications
Cocensys Inc.                    1992        Biotechnology
Gadzooks Inc.                    1992        Consumer Related
Geoworks                         1992        Computer Related
Gulf South Medical Supply Inc.   1992        Medical/Health Related
Intuit Inc.                      1992        Computer Related
Neovista Software (fka Maspar
  Computer)                      1992        Computer Related
NPS Pharmaceuticals Inc.         1992        Biotechnology
Parexel International
  Corporation                    1992        Medical/Health Related
Symantec Corp. (fka
  Contact/Central Pt.)           1992        Computer Related
Ulta Salon Cosmetic Fragrance
  Inc.                           1992        Consumer Related
Cheers Dba EZ'S                  1993        Consumer Related
Coactive Computing Corporation   1993        Communications
Polycom Inc.                     1993        Communications
Spectrum Holobyte Inc.           1993        Consumer Related
Valley Advisors T/A Unclaimed
  Freight                        1993        Consumer Related
Vestar/Lpt Lp (dba La Petite)    1993        Consumer Related
Accessline Technologies Inc.     1994        Communications
Best Friends Pet Care (fka
  Windsor)                       1994        Consumer Related
Netcom On-Line Communication
  Svcs Inc.                      1994        Computer Related
Pharmos Corporation              1994        Biotechnology
Positive Communications Inc.     1994        Communications
Pure Software Inc.               1994        Computer Related
Abtox Inc.                       1995        Biotechnology
Associated Optical               1995        Medical/Health Related
Conxus Communications, Inc.
  (fka Pcsd)                     1995        Communications
HMT Technology Corp.             1995        Computer Related
Intella Interventional Systems
  Inc.                           1995        Medical/Health Related
Superdine                        1996        Consumer Related
Mede America Corporation         1995        Medical/Health Related
Metropcs (fka General
  Wireless)                      1995        Communications
Oren Corporation                 1995        Other
Sneaker Stadium                  1995        Consumer Related
Allos Therapeutics Inc.          1996        Biotechnology
Arm Holdings Plc                 1996        Other
Bridge Information Systems
  Inc.                           1996        Other
Cadis Inc.                       1996        Computer Related
Commquest Technologies Inc.      1996        Communications
Healthplan Services Corp.        1996        Communications
Indigo N.V                       1996        Computer Related
Navix Radiology Systems Inc.     1996        Medical/Health Related
Netpower Inc.                    1996        Computer Related
Pogo.com                         1996        Computer Related
Quality Dining                   1996        Consumer Related
Skywire Corp.                    1996        Communications
Softworld Services Corporation   1996        Computer Related
ISTA Pharmaceuticals             1995        Medical/Health Related
Komag Inc.                       1995        Computer Related
Sutton Place Gourmet             1996        Consumer Related
Verisign Inc.                    1996        Communications
Ambit Design Systems             1997        Electronics Related
American Wholehealth Inc.        1997        Medical/Health Related
Aspect Medical Systems Inc.      1997        Medical/Health Related
Callware Technologies, Inc.      1997        Computer Related
Celgene Corp 1997                1997        Biotechnology
CXC Corporation                  1997        Communications
Goldleaf Tobacco Company         1997        Consumer Related
Juice Club/Jamba Juice           1997        Consumer Related
Looking Your Best.com            1997        Medical/health Related
-------------------------------------------------------------------

                                 YEAR OF
COMPANY NAME                    INVESTMENT       INDUSTRY FOCUS
-------------------------------------------------------------------
Molecular Devices Corp.          1997        Biotechnology
Networktwo Communications
  Group, Inc.                    1997        Communications
Paul Capital Partners Cayman
  Ltd.                           1997        Other
Repeater Technologies            1997        Communications
Southern Showcase Housing,
  Inc.                           1997        Consumer Related
Teleprocessing Products Inc.     1997        Computer Related
Unisys (fka Pulsepoint Comm.,
  Inc.)                          1997        Communications
Aptix Corporation                1998        Electronics Related
Arbortext                        1998        Computer Related
Broadquest                       1998        Computer Related
Corners, Inc. (fka Frame King)   1998        Consumer Related
Genomics Collaborative, Inc.     1998        Biotechnology
Inficorp                         1998        Other
Masimo Corp.                     1998        Medical/Health Related
Optical Networks Inc.            1998        Communications
Portal Software, Inc.            1998        Computer Related
Torrent Systems Inc.             1998        Communications
Xando Inc.                       1998        Consumer Related
Amber Networks, Inc.             1999        Computer Related
Argose, Inc.                     1999        Medical/Health Related
Clearcross                       1999        Computer Related
Digital Insight                  1999        Communications
Cryogen Inc.                     1999        Medical/Health Related
Digital Persona                  1999        Computer Related
Docent, Inc.                     1999        Computer Related
Eboodle.com                      1999        Communications
eMusic.com (fka Good Noise
  Corp.)                         1999        Communications
Endwave                          1999        Communications
Extricity Software Inc.          1999        Computer Related
-------------------------------------------------------------------

                                 YEAR OF
COMPANY NAME                    INVESTMENT       INDUSTRY FOCUS
-------------------------------------------------------------------
HIQ Networks                     1999        Communications
Korean Plasterboard
  Corporation                    1999        Other
Netcentives Inc.                 1999        Computer Related
Savvis Holding Corp.             1999        Computer Related
Starvox Inc.                     1999        Communications
Ventro Corp.                     1999        Medical/Health Related
Transgenomic Inc.                1999        Biotechnology
Volterra Semiconductor           1999        Electronics Related
Webstakes.Com                    1999        Communications
Whitehouse Inc., The             1999        Consumer Related
2Wire Inc.                       2000        Computer Related
Balducci.com                     2000        Consumer Related
BlackHog,Inc.                    2000        Communications
Cavu, Inc.                       2000        Communications
Confluent Photonics              2000        Miscellaneous
CryoCor                          2000        Biotechnology
ECTone, Inc.                     2000        Communications
FastParts.Com, Inc.              2000        Communications
Gaiam, Inc.                      2000        Miscellaneous
Health Grades, Inc.              2000        Computer Related
Innercool Therapies              2000        Medical/Health Related
Integrated Micromachines, Inc.   2000        Miscellaneous
Mobile Metrics                   2000        Communications
NetMuni.com, Inc.                2000        Computer Related
Placeware                        2000        Communications
Rainfinity                       2000        Communications
Sigma Tel, Inc.                  2000        Computer Related
The Eon Company                  2000        Communications
Wayport, Inc.                    2000        Miscellaneous
-------------------------------------------------------------------

                                   APPENDIX B

AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND
--------------------------------------------------------------------------------

                        ACCOUNT NO.: -------------------
                        BROKER NAME: -------------------

                             INVESTOR CERTIFICATION

  This certificate relates to AIM Millennium Alternative Strategies Fund (the
Fund) and is given to you as broker with respect to a potential purchase of shares in the fund.

  I hereby certify that (check one):

  [ ] I am a natural person who, or I am signing on behalf of a company that, immediately after the potential purchase of shares in the fund has at least $750,000 under the management of A I M Advisors, Inc. or INVESCO Private Capital, Inc.;

  [ ] I am a natural person with, or I am signing on behalf of a company with, a net worth (if a natural person, together with assets held jointly with my spouse) of more than $1,500,000; or

  [ ] I am a natural person who is, or I am signing on behalf of a company that is, a "qualified purchaser," as such term is defined in Section 2(a)(51)(A) of the Investment Company Act of 1940, as amended (the "Investment Company Act").

  If I am signing on behalf of a company, I further certify that (check one):

  [ ] such company is not a private investment company,* a registered investment company or a business development company; or

  [ ] if such a company, each equity owner can make the certification in the preceding sentence.

 For purposes of this test, net worth is the fair market value of the assets that I (jointly with my spouse) or such company own(s) other than household effects, less all indebtedness and liabilities of any type (including joint liabilities with any other person).

 I agree to produce evidence to support the foregoing certification(s) upon request.

  In addition, I hereby confirm that I understand and agree that should the company (or I) purchase shares of the fund, the following conditions will apply to the ownership and transfer of the shares:

  (1) Shares may be held only through a broker or dealer that has entered into a Shareholder Servicing Agreement with the fund; and

  (2) Shares may not be transferred except to a person who is a "qualified client," as such term is defined in Rule 205-3 of the Investment Advisers Act of 1940, as amended (i.e., who can make one or more of the certifications above), who agrees to hold his, her or its shares through a broker or dealer that has entered into a Shareholder Servicing Agreement with the fund, and who agrees not to transfer the shares except to another person who is a qualified client and agrees to comply with the foregoing ownership and transfer restrictions.

  I understand that you, the fund and its investment adviser are relying on the certification and agreements made herein in determining qualification and suitability as an investor in the fund. I understand that shares of the fund are not an appropriate investment for, and may not be acquired by, any person who can not make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect. I understand that it may be a violation of state and federal law for me (or the company) to provide this certification if I know that it is not true. I have read the preliminary or final Prospectus for the fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the fund involves a considerable amount of risk and that I (or the company) may lose some or all of my (or its) investment. I understand that an investment in the fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. I will promptly advise you if any of the statements herein ceases to be true prior to my (or the company's) purchase of shares.


Date: ______________________
                                           By: ________________________________

                                           Name:_______________________________


* For this purpose, "private investment company" means a company that would be defined as an investment company under Section 3(a) of the Investment Company Act of 1940 but for the exception provided from the definition by Section 3(c)(1) of such Act (i.e., not more than 100 security owners).

--------------------------------------------------------------------------------

                                             SHARES

                                 AIM MILLENNIUM
                          ALTERNATIVE STRATEGIES FUND



                         SHARES OF BENEFICIAL INTEREST

                             ---------------------

                                   PROSPECTUS

                                MARCH     , 2001

                             ---------------------

                                UBS WARBURG LLC
                             ---------------------

         Until [                  ], all dealers that buy, sell or trade the
shares, whether or not participating in the offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriter and with respect to their unsold allotments or subscriptions.

--------------------------------------------------------------------------------

[AIM LOGO APPEARS HERE]          MAS-PRO-1                INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                 SUBJECT TO COMPLETION, DATED ____________, 2001

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND
    MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS
STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND
  IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE
                        OFFER OR SALE IS NOT PERMITTED.



                       STATEMENT OF ADDITIONAL INFORMATION

                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND

                                 MARCH __, 2001


                          11 GREENWAY PLAZA, SUITE 100
                             HOUSTON, TX 77046-1173
                                 TOLL-FREE (800)

This statement of additional information (SAI) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of AIM Millennium Alternative Strategies Fund (the fund), dated March __, 2001. A copy of the prospectus may be obtained by contacting the fund at the telephone number or address set forth above.

         The information in this SAI is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission (the SEC) and these securities may not be sold until the registration statement becomes effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS

                                                                                                                          Page
ADDITIONAL INVESTMENT POLICIES...................................................................................           1
HEDGING AND OTHER INVESTMENT TECHNIQUES..........................................................................          12
SHARE REPURCHASES................................................................................................          17
TRUSTEES AND OFFICERS............................................................................................          19
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................          25
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................          25
PRINCIPAL UNDERWRITER FOLLOWING INITIAL PUBLIC OFFERING..........................................................          27
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................          28
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................          31
TAX MATTERS......................................................................................................          31
QUALIFICATION AS A REGULATED INVESTMENT COMPANY..................................................................          31
INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS......................................................................          32
HEDGING TRANSACTIONS.............................................................................................          33
EXCISE TAX ON REGULATED INVESTMENT COMPANIES.....................................................................          34
FUND DISTRIBUTIONS...............................................................................................          34
SALE OR REDEMPTION OF SHARES.....................................................................................          37
FOREIGN SHAREHOLDERS.............................................................................................          37
EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS...........................................................          38
MISCELLANEOUS INFORMATION........................................................................................          38
FINANCIAL STATEMENTS.............................................................................................          39

                         ADDITIONAL INVESTMENT POLICIES

         The investment objective and principal investment strategies of the fund, as well as the principal risks associated with the fund's investment strategies, are set forth in the Prospectus.

         Set forth in this section is a description of the fund's investment policies, strategies and practices. The fund's investment policies, strategies and practices are non-fundamental and the Board of Trustees of the fund reserves the right to change any of these investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective. The fund has adopted certain investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in the Prospectus. Individuals considering the purchase of shares of the fund should recognize that there are risks in the ownership of any security.

         Any percentage limitations with respect to assets of the fund will be applied at the time of purchase. The fund will not be required to reduce its investments in securities if a percentage limit is exceeded as a result of changes in the value of the fund's portfolio securities or repurchases of the fund's shares. The percentage limitations applicable to borrowings and reverse repurchase agreements will be applied in accordance with applicable provisions of the Investment Company Act of 1940, as amended (the Investment Company Act) and the rules and regulations promulgated thereunder which specifically limit the fund's borrowing abilities.

NON-DIVERSIFIED PORTFOLIO

         The fund is a non-diversified portfolio, which means that it may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified portfolio. The fund is subject to the issuer diversification requirements of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies. To qualify as a regulated investment company, the fund must diversify its holdings so that, at the end of each fiscal quarter: (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, or of two or more issuers which the fund controls and which are determined to be engaged in the same, similar or related trades or businesses.

COMMON STOCKS

         The fund will invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

PREFERRED STOCKS

         The fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES

         The fund may invest in convertible securities. The fund does not currently intend to invest more than 20% of its total assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities consequently often involve attributes of both debt and equity instruments, and investment in such securities requires analysis of both credit and stock market risks. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers.

         Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument and in some instances may be subject to conversion into or exchanged for another security at the option of the issuer. Although the fund will only purchase convertible securities that its investment adviser, A I M Advisors, Inc. (AIM) considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, the fund will invest without regard to corporate bond ratings.

REAL ESTATE INVESTMENT TRUSTS (REITs)

         To the extent consistent with its objective and policies, the fund may invest up to 25% of its total assets in equity and/or debt securities issued by REITs.

         REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent that the fund has the ability to invest in REITs, the fund could conceivably own real estate directly as a result of a default on the securities it owns. The fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity in REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the Investment Company Act. Changes in interest rates may also affect the value of debt securities held by the fund. By investing in REITs indirectly through the fund, a shareholder will bear not only his/her proportionate share of the expenses of the fund, but also, indirectly, similar expenses of the REITs.

LENDING PORTFOLIO SECURITIES

         Consistent with applicable regulatory requirements, the fund may lend its portfolio securities (principally to broker-dealers) to the extent of one-third of its total assets. Such loans would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Where voting or consent rights with respect to loaned securities pass to the borrower, the fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the fund's investment in the loaned securities. Lending securities entails a risk of loss to the fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.

INTERFUND LOANS

         The fund may lend up to 33 1/3% of its total assets to another mutual fund advised by AIM or A I M Capital Management, Inc. (collectively, the AIM Funds), on such terms and conditions as the SEC may require in an exemptive order. An application for exemptive relief has been filed with the SEC on behalf of the fund and others. The fund may also borrow from another AIM Fund to satisfy redemption requests or to cover unanticipated cash shortfalls due to delay in the delivery of cash to the fund's custodian or improper delivery instructions by a broker effectuating a transaction.

SHORT SALES

         The fund intends from time to time to sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the fund delivers to such broker-dealer the securities sold short. In addition, the fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short.

         To secure its obligation to deliver to such broker-dealer the securities sold short, the fund must segregate an amount of cash or liquid securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Furthermore, until the fund replaces the borrowed security, it must daily maintain the segregated assets at a level so that (1) the amount deposited in it plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short. As a result of these requirements, the fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

         The fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the fund receives the proceeds of the sale. The fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

         The amount of the fund's total assets that will at any time be in the type of deposits described above (that is, collateral deposits or segregated assets) will not exceed one-third of the fund's total assets. These deposits do not have the effect of limiting the amount of money that the fund may lose on a short sale, as the fund's possible losses may exceed the total amount of deposits.

         The fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, the fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. Possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the fund's investment in the security. For example, if the fund purchases a $10 security, potential loss is limited to $10; however, if the fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

         The fund may also make short sales "against the box." A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of further consideration. Such short sales will also be subject to the limitations on short sale transactions referred to above. Short sales "against the box" result in a "constructive sale" and require the fund to recognize any taxable gain unless an exception to the constructive sale rule applies.

         The fund may sell securities short in an effort to enhance the fund's performance in a variety of market conditions. Short sales may further enable the fund to hedge against market risk and may afford the fund an opportunity to earn additional current income to the extent the fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the fund's short positions remain open. The fund believes that many broker-dealers will be willing to enter into such arrangements, but there is no assurance that the fund will be able to enter into such arrangements to the desired degree.

MARGIN TRANSACTIONS

         The fund will not purchase any security on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

DELAYED DELIVERY AGREEMENTS

         The fund may purchase or sell securities on a delayed delivery basis. Delayed delivery agreements involve commitments by the fund to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary same-day settlement for such securities or instruments. These commitments may fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, AIM can anticipate that cash for investment purposes will result from, among other things, scheduled maturities of existing portfolio instruments or from net sales of shares of the fund. To assure that the fund will be as fully invested as possible in instruments meeting the fund's investment objective, the fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days. Until the settlement date, the fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery securities. No more than 25% of the fund's total assets will be committed to delayed delivery agreements and when-issued securities, as described below.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the fund until settlement. Absent extraordinary circumstances, the fund will not sell or otherwise transfer the delayed delivery securities prior to settlement. If cash is not available to the fund at the time of settlement, the fund may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed delivery agreement. The Board of Trustees has determined that entering into delayed delivery agreements does not present a materially increased risk of loss to shareholders, but the Board of Trustees may restrict the use of delayed delivery agreements if the risk of loss is determined to be material.

WHEN-ISSUED SECURITIES

         The fund may purchase securities on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the fund may sell these securities before the settlement date if it is deemed advisable. No additional when-issued commitments will be made if as a result more than 10% of the fund's total assets would become committed to purchases of when-issued securities and delayed delivery agreements.

         Securities purchased on a when-issued basis and the securities held in the fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if the fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the fund to meet its obligations under when-issued commitments, the fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation).

         Investment in securities on a when-issued or delayed delivery basis may increase the fund's exposure to market fluctuation and may increase the possibility that the fund will incur short-term gains subject to federal taxation or short-term losses if the fund must engage in portfolio transactions in order to honor a when-issued or delayed deliver commitment. In a delayed delivery transaction, the fund relies on the other party to complete the transaction. If the transaction is not completed, the fund may miss a price or yield considered to be advantageous. The fund will employ techniques designed to reduce such risks. If the fund purchases a when-issued security, the fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the fund's when-issued commitments. To the extent liquid assets are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

INVESTMENTS IN FOREIGN SECURITIES

         The fund may invest in the securities of foreign companies, but no more than 10% of the fund's net assets may be denominated in currencies other than U.S. dollars. To the extent it invests in securities denominated in foreign currencies, the fund bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. The fund may invest in securities of foreign issuers which are in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying securities of foreign issuers, and such investments are treated as foreign securities. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors - Investments in Foreign Securities Involve Additional Risks" in the Prospectus and "Additional Risk Factors Regarding Foreign Securities" below.

ADDITIONAL RISK FACTORS REGARDING FOREIGN SECURITIES

         Investments by the fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by the fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the fund may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the fund's investments.

         Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the fund's shareholders.

         Market Risk. The securities markets in many of the countries in which the fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union (EMU), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the fund.

FOREIGN EXCHANGE TRANSACTIONS

         The fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         The fund may purchase and sell options on futures contracts, forward contracts or futures contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The fund's dealings in foreign exchange will be limited to hedging foreign currency exposure and may involve either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the fund, or the payment of dividends and distributions by the fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. The fund will not speculate in foreign exchange. The fund will not commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets which it could invest in foreign securities. Further information concerning futures contracts and related options is set forth under the heading "Hedging and Other Investment Techniques."

ILLIQUID SECURITIES

         Illiquid securities include securities that cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the 1933 Act). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the fund from disposing of them promptly at reasonable prices. The fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The fund's Board of Trustees is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A restricted securities on behalf of the fund and monitoring AIM's implementation of the guidelines and procedures. The private equity securities acquired by the fund will generally be illiquid, and some of the public equity securities held by the fund will be illiquid.

RULE 144A SECURITIES

         The fund may purchase securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Rule 144A Securities are considered by the fund to be public equity securities.

REPURCHASE AGREEMENTS

         The fund may engage in repurchase agreement transactions. Repurchase agreements are agreements under which the purchaser (for example, the fund) acquires ownership of a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. The fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the fund on demand and the effective interest rate is negotiated on a daily basis. In general, the fund will enter into repurchase agreements only with domestic banks with total assets of at least $1 billion or with primary dealers in U.S. Government securities; however, total assets will not be the sole determinative factor, and the fund may enter into repurchase agreements with other institutions which the Board of Trustees believes present minimal credit risks. Nevertheless, if the seller of a repurchase agreement fails to repurchase the debt instrument in accordance with the terms of the agreement, the fund which entered into the repurchase agreement may incur a loss to the extent that the proceeds it realizes on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements are considered to be loans by the fund under the Investment Company Act.

REVERSE REPURCHASE AGREEMENTS

         Reverse repurchase agreements are agreements which involve the sale of securities held by the fund, with an agreement that the fund will repurchase the securities at an agreed upon price and date. The fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the fund will segregate liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the fund under the Investment Company Act.

EQUITY-LINKED DERIVATIVES

         The fund may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts (SPDRs), World Equity Benchmark Series (WEBs), NASDAQ 100 tracking shares (QQQs), Dow Jones Industrial Average Instruments (DIAMONDS) and Optomised Portfolios as Listed Securities (OPALS). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies. See "Investment in Other Investment Companies."

INVESTMENT IN OTHER INVESTMENT COMPANIES

         The fund may invest in other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) the fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. As part of a conversion to a master-feeder structure, the fund may invest all of its assets in the securities of a single closed-end management investment company with substantially the same investment objectives, policies and restrictions as the fund. With respect to the fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fund has obtained an exemptive order from the SEC allowing it to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the Affiliated Money Market Funds), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the fund.

INVESTMENT IN UNSEASONED ISSUERS

         The fund may purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

BORROWINGS AND LEVERAGE

         The fund may borrow money from banks (including the fund's custodian bank), subject to the limitations under the Investment Company Act. The fund will limit borrowings and reverse repurchase agreements to an aggregate of 33 1/3% of the fund's total assets at the time of the transaction.

         The fund may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are loses, the net asset value of the fund's shares will decrease faster than would otherwise be the case. The fund will maintain asset coverage of at least 300% of the fund's assets invested in public equity securities for all "leverage" borrowings and, should such asset coverage at any time fall below 300%, the fund will be required to reduce its borrowings within three days to the extent necessary to satisfy this requirement. To reduce its borrowing, the fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the fund would not otherwise incur, and the fund may therefore have little or no investment during periods of substantial borrowings. The fund intends to repay its borrowings within one year of their incurrence.

WARRANTS

         The fund may invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving the purchaser a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. The investment in warrants by the fund may not exceed 10% of the value of the fund's net assets.

TEMPORARY DEFENSIVE INVESTMENTS

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. The fund may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

VENTURE CAPITAL CO-INVESTMENTS

         The fund, AIM and INVESCO Private Capital, Inc. (INVESCO) have filed an exemptive application with the SEC requesting an order that would permit the fund to co-invest with or in certain unregistered private investment funds managed by AIM or INVESCO (each, a Private Adviser Fund). The co-investment transactions that are the subject of the requested relief will involve that portion of the fund's assets invested in private equity securities, including private equity funds. Upon the SEC's granting of the relief requested in the application, the fund and one or more of Private Adviser Funds may, from time to time, invest in the same private equity securities due to similarities in certain of their investment strategies. Such co-investments (i) would be in specified amounts (subject to the availability of capital for investment by the fund and the Private Adviser Funds), (ii) would require the terms, conditions, price, class of securities, settlement date, and registration rights applicable to the Private Adviser Funds' purchase to be the same as those applicable to the fund's purchase, and (iii) would be subject to certain other conditions set forth in the fund's exemptive application.

         HEDGING AND OTHER INVESTMENT TECHNIQUES

         The fund may enter into transactions in options, futures and forward contracts on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities and increases in the cost of securities to be acquired.

OPTIONS

         The fund may write (sell) "covered" put and call options and buy put and call options, including securities index options and foreign currency options. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property.

         The fund can cover a written put option by:

         - Selling short the underlying security, index, interest rate, foreign currency or futures contract at the same or greater price than the exercise price of the put option;

         - Purchasing a put option on the same security or index or interest rate, foreign currency or futures contract with the same or greater exercise price;

         - Purchasing a put option on the same security or index or interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

         - Segregating cash or liquid securities (not limited to the underlying security), marked to market daily, equal to at least the exercise price of the optioned securities, interest rate, foreign currency or futures contract.

         The fund can cover a written call option by:

         - Purchasing the underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

         - Purchasing a call option on the same security or index or interest rate, foreign currency or futures contract with the same or lesser exercise price;

         - Purchasing a call option on the same security or index or interest rate, foreign currency or futures contract with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

         - Segregating cash or liquid securities (not limited to the underlying security) equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract, all marked to market daily; or

         - In the case of an index, purchasing a portfolio of securities substantially replicating the movement of the index.

         Options purchased or written by the fund may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options and the securities used as "cover" for such options, unless otherwise indicated, would be considered illiquid securities.

         In some instances in which the fund has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the price of the option exceeds the exercise price.

         The fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The fund may use up to 10% of its total assets to purchase put and call options on foreign currencies. Such investment strategies will be used as a hedge and not for speculation. As in the case of other types of options, the writing of an option on foreign currency will constitute a partial hedge, up to the amount of the premium received. Moreover, the fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on the national securities exchanges or in the over-the-counter market. As described above, options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

         Options are subject to certain risks, including the risk of imperfect correlation between the option and the fund's other investments and the risk that there may not be a liquid secondary market for the option when the fund seeks to hedge against adverse market movements. This may cause the fund to lose the entire premium on purchased options or reduce its ability to effect closing transactions at favorable prices.

         The fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the fund loses any opportunity to profit from an increase in the market price of the underlying securities, above the exercise price, while the contract is outstanding, except to the extent the premium represents a profit. The fund also retains the risk of loss if the price of the security declines, although the premium is intended to offset that loss in whole or in part. As long as its obligations under the option continue, the fund must assume that the call may be exercised at any time and that the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

         The fund may enter into a "closing purchase transaction," by purchasing an option identical to the one it has written, and terminate its obligations under the covered call. The fund will realize a gain (or loss) from a closing purchase transaction if the amount paid to purchase a call option is less (or more) than the premium received upon writing the corresponding call option. Any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the fund primarily because a price increase of a call option generally reflects an increase in the market price of the securities on which the option is based. In order to sell portfolio securities that cover a call option, the fund will effect a closing purchase transaction so as to close out any existing covered call option on those securities. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. A liquid secondary market on an exchange may not always exist for any particular option, or at any particular time, and, for some options such as over-the-counter options, no secondary market on an exchange may exist. If the fund is unable to effect a closing purchase transaction, it will not sell the underlying security until the option expires or until it delivers the underlying security upon exercise.

         The fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The fund may also write put options if it expects a decline in the price of the underlying securities and intends to exercise the option at a price which, offset by the option premium, is less than the current price. The risk of either strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

         The fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. If the fund is able to enter into a closing purchase transaction, it will realize a profit (or loss) from that transaction if the cost of the transaction is less (or more) than the premium received from the writing of the option. After writing a put option, the fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying securities plus the premiums received from the sale of the option.

         The purchase of put options on securities enables the fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the fund may continue to receive interest or dividend income on the security.

         The fund may write call options on securities or securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. The fund may write put options on, securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If the fund writes an option which expires unexercised or is closed out by the fund at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to the fund's position, the option may be exercised and the fund will be required to sell or purchase the underlying security at a disadvantageous price or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received.

         The fund may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance or decline. In the event that the expected changes in interest rates or stock prices occur, the fund may be able to offset the resulting adverse effect on the fund by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the fund upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the fund.

         An option on a securities index, unlike a stock option (which gives the holder the right to purchase or sell a specified stock at a specified price), gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange. Options on indexes of debt securities and other types of securities indexes are not currently available. If such options are introduced and traded on exchanges in the future, the fund may use them.

         The value of securities index options in any investment strategy depends upon the extent to which price movements in the portion of the underlying securities correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of the hedged securities. Moreover, in the event the fund was unable to close an option it had written, it might be unable to sell the securities used as cover.

         The fund, for hedging purposes, may purchase and write options in combination with each other to adjust the risk and return characteristics of the fund's overall position. For example, the fund may purchase a put option and write a covered call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. This technique, called a "collar," enables the fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, the fund gives up the ability for potentially unlimited profit from the put option. Another possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FUTURES CONTRACTS AND FORWARDS

         A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of an index future) for a set price in the future. When the contract is entered into, a good faith deposit, known as initial margin, is made with the broker. Subsequent daily payments, known as variation margin, are made to and by the broker reflecting changes in the value of the security or level of the index. Futures contracts are authorized by boards of trade designated as "contracts markets" by the Commodity Futures Trading Commission (CFTC). Certain results may be accomplished more quickly, and with lower transaction costs, in the futures markets (because of its greater liquidity) than in the cash market.

         The fund will incur brokerage fees when it purchases and sells futures contracts, and it will be required to maintain margin deposits. Positions taken in the futures markets are typically liquidated through offsetting transactions, which may result in a gain or a loss, before delivery or cash settlement is required. However, the fund may close out a position by making or taking delivery of the underlying securities wherever it appears economically advantageous to do so.

         Purchases of options on futures contracts may present less risk than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

         Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there may not always be a liquid market, and it may not be possible to close a futures position at that time; in the event of adverse price movements, the fund would continue to be required to make daily cash payments of maintenance margin. Whenever futures positions are used to hedge portfolio securities, however, any increase in the price of the underlying securities held by the fund may partially or completely offset losses on the futures contracts.

         If a broker or clearing member of an options or futures clearing corporation were to become insolvent, the fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker. In addition, the fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves. While the principal purpose of engaging in these transactions is to limit the effects of adverse market movements, the attendant expense may cause the fund's returns to be less than if the transactions had not occurred. Their overall effectiveness, therefore, depends on AIM's accuracy in predicting future changes in interest rate levels or securities price movements, as well as on the expense of engaging in these transactions.

         The fund has the ability to short futures.

         The fund may purchase and sell stock index futures contracts to hedge the value of its portfolio against changes in market conditions. The fund may also purchase put and call options on futures contracts and write "covered" put and call options on futures contracts in order to hedge against changes in stock prices. Although the fund is authorized to invest in futures contracts and related options with respect to non-U.S. instruments, it will limit such investments to those which have been approved by the CFTC for investment by U.S. investors. The fund may enter into futures contracts and buy and sell related options, provided that the futures contracts and related options investments are made for "bona fide hedging" purposes, as defined under CFTC regulations. No more than 25% of the fund's total assets will be committed to initial margin deposits required pursuant to futures contracts. Percentage investment limitations on the fund's investment in options on futures contracts are set forth above under "Options."

BONA FIDE HEDGING

         The fund will only enter into futures transactions for bona fide hedging purposes. The CFTC has defined bona fide hedging in its Rule 1.3(z), which provides that the transaction must be "economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise." Common uses of financial futures by the fund that would satisfy Rule 1.3(z) include the following:

         (1) to hedge various pertinent securities market risks (e.g. interest rate movements, and broad based or specific equity or fixed-income market movements);

         (2) to establish a position as a temporary substitute for purchasing or selling particular securities; and

         (3) to maintain liquidity while simulating full investment in the securities markets.




                                SHARE REPURCHASES

         The fund may not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the trustees, including a majority of the disinterested trustees, and only:

         - If the repurchase would cause the fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

         - For any period during which the New York Stock Exchange or any other market in which the securities owned by the fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

         - For any period during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the fund fairly to determine the value of its net assets; or

         - For such other periods as the SEC may by order permit for the protection of shareholders of the fund.

                              TRUSTEES AND OFFICERS

         The trustees and officers of the funds and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. All of the fund's executive officers hold similar offices with some or all of the other AIM funds.

================================================================================================================================
                                                 POSITIONS
NAME, ADDRESS AND AGE                            HELD WITH                PRINCIPAL OCCUPATION DURING AT LEAST
                                                 REGISTRANT               THE PAST 5 YEARS
================================================================================================================================
*ROBERT H. GRAHAM (54)                           Trustee and              Director, President and Chief Executive Officer,
                                                 President                A I M Management Group Inc.; Director and President,
                                                                          A I M Advisors, Inc.; Director and Senior Vice
                                                                          President, A I M Capital Management, Inc., A I M
                                                                          Distributors, Inc., A I M Fund Services, Inc. and
                                                                          Fund Management Company; and Director and Chief
                                                                          Executive Officer, Managed Products, AMVESCAP PLC.
--------------------------------------------------------------------------------------------------------------------------------
OWEN DALY II (76)                                Trustee                  Formerly, Director, The Cortland Trust (investment
Six Blythewood Road                                                       company), CF & I Steel Corp., Monumental Life
Baltimore, MD   21210                                                     Insurance Company and Monumental General Insurance
                                                                          Company; and Chairman of the Board of Equitable
                                                                          Bancorporation.
--------------------------------------------------------------------------------------------------------------------------------

----------
* A trustee who is an "interested person" of the Fund and AIM as defined in the Investment Company Act.

================================================================================================================================
                                                 POSITIONS
NAME, ADDRESS AND AGE                            HELD WITH                PRINCIPAL OCCUPATION DURING AT LEAST
                                                 REGISTRANT               THE PAST 5 YEARS
===============================================================================================================================
ALBERT R. DOWDEN (59)                           Trustee                 Chairman of the Board of Directors, The Cortland
1815 Central Park Drive                                                 Trust (investment company) and DHJ Media, Inc.; and
P.O. Box 774000 - PMB #222                                              Director, Magellan Insurance Company.  Formerly,
Steamboat Springs, CO 80477                                             Director, President and Chief Executive Officer,
                                                                        Volvo Group North America, Inc.; Senior Vice President,
                                                                        AB Volvo; and Director, The Hertz Corporation,
                                                                        Genmar Corporation (boat manufacturer), National Media
                                                                        Corporation and Annuity and Life Re (Holdings), Ltd.
------------------------------------------------------------------------------------------------------------------------------
**CARL FRISCHLING (63)                          Trustee                 Partner, Kramer Levin Naftalis & Frankel LLP (law
919 Third Avenue                                                        firm).
New York, NY   10022
------------------------------------------------------------------------------------------------------------------------------
PREMA MATHAI-DAVIS (50)                         Trustee                 Formerly, Chief Executive Officer, YWCA of the U.S.A.
370 East 76th Street
New York, NY   10021
------------------------------------------------------------------------------------------------------------------------------
LEWIS F. PENNOCK (58)                           Trustee                 Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX   77057
------------------------------------------------------------------------------------------------------------------------------

----------
** A trustee who is an "interested person" of the fund as defined in the Investment Company Act.

================================================================================================================================
                                                 POSITIONS
NAME, ADDRESS AND AGE                            HELD WITH                PRINCIPAL OCCUPATION DURING AT LEAST
                                                 REGISTRANT               THE PAST 5 YEARS
===============================================================================================================================
GARY T. CRUM (53)                               Senior Vice             Director and President, A I M Capital Management,
                                                President               Inc.; Director and Executive Vice President, A I M
                                                                        Management Group Inc.; Director and Senior Vice
                                                                        President, A I M Advisors, Inc.; and Director, A I M
                                                                        Distributors, Inc. and AMVESCAP PLC.
------------------------------------------------------------------------------------------------------------------------------
CAROL F. RELIHAN (45)                           Senior Vice             Director, Senior Vice President, General Counsel and
                                                President and           Secretary, A I M Advisors, Inc.; Senior Vice
                                                Secretary               President, General Counsel and Secretary, A I M
                                                                        Management Group Inc.; Director, Vice President and
                                                                        General Counsel, Fund Management Company; Vice
                                                                        President and General Counsel, A I M Fund Services,
                                                                        Inc.; and Vice President, A I M Capital Management,
                                                                        Inc. and A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------
DANA R. SUTTON (41)                             Vice President          Vice President and Fund Controller, A I M Advisors,
                                                and Treasurer           Inc.; and Assistant Vice President and Assistant
                                                                        Treasurer, Fund Management Company.
------------------------------------------------------------------------------------------------------------------------------
ROBERT G. ALLEY (52)                            Vice President          Senior Vice President, A I M Capital Management,
                                                                        Inc.; and Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================
                                                 POSITIONS
NAME, ADDRESS AND AGE                            HELD WITH                PRINCIPAL OCCUPATION DURING AT LEAST
                                                 REGISTRANT               THE PAST 5 YEARS
===============================================================================================================================
STUART W. COCO (45)                             Vice President          Senior Vice President, A I M Capital Management,
                                                                        Inc.; and Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------
MELVILLE B. COX (56)                            Vice President          Vice President and Chief Compliance Officer, A I M
                                                                        Advisors, Inc., A I M Capital Management, Inc.,
                                                                        A I M Distributors, Inc., A I M Fund Services, Inc. and
                                                                        Fund Management Company
------------------------------------------------------------------------------------------------------------------------------
KAREN DUNN KELLEY (40)                          Vice President          Senior Vice President, A I M Capital Management,
                                                                        Inc.; and Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------
EDGAR M. LARSEN (60)                            Vice President          Vice President, A I M Capital Management, Inc.
==============================================================================================================================

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. _______________________. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the fund's independent accountants and management.

         The members of the Investments Committee are ________________________. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

         The members of the Nominating and Compensation Committee are ________. The Nominating and Compensation Committee is responsible for: (i) considering and nominating individuals to stand for election as disinterested trustees; (ii) reviewing from time to time the compensation payable to the disinterested trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the disinterested trustees.

         The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

         All of the fund's trustees also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM. All of the fund's executive officers hold similar offices with some or all of the other investment companies managed or advised by AIM.

REMUNERATION OF TRUSTEES

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee thereof. Each trustee who is not also an officer of the fund is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM funds. Each such trustee receives a fee, allocated among the AIM funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee of the fund during the year ended December 31, 2000:

================================================================================
                                                 RETIREMENT
                                                  BENEFITS            TOTAL
                               AGGREGATE          ACCRUED         COMPENSATION
                           COMPENSATION FROM       BY ALL         FROM ALL AIM
TRUSTEE                         THE FUND        AIM FUNDS(1)       FUNDS(2)
--------------------------------------------------------------------------------
Robert H. Graham                 $_____            $_____            $_____
--------------------------------------------------------------------------------
Owen Daly II                     $_____            $_____            $_____
--------------------------------------------------------------------------------
Albert R. Dowden                 $_____            $_____            $_____
--------------------------------------------------------------------------------
Carl Frischling                  $_____            $_____            $_____
--------------------------------------------------------------------------------
Prema Mathai-Davis               $_____            $_____            $_____
--------------------------------------------------------------------------------
Lewis F. Pennock                 $_____            $_____            $_____
--------------------------------------------------------------------------------

--------------
(1) Data reflects compensation estimated for the calendar year ended December 31, 2000.

(2) Each trustee serves as a director or trustee of at least 13 registered investment companies advised by AIM. Data reflects total compensation for the calendar year ended December 31, 2000.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the Plan), each trustee (who is not an employee of any of the AIM funds, A I M Management Group Inc. (AIM Management) or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the Applicable AIM Funds). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of all benefits under the Plan, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Daly, Dowden, Frischling and Pennock and Dr. Mathai-Davis are 13, [0], 23, 18 and 1 years, respectively.

                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

===============================================================================
                                                        Annual Retirement
Number of Years                                         Compensation
of Service With                                         Paid By All
Applicable AIM                                          Applicable
     Funds                                              AIM Funds
===============================================================================
     10                                                 $67,500
-------------------------------------------------------------------------------
      9                                                 $60,750
-------------------------------------------------------------------------------
      8                                                 $54,000
-------------------------------------------------------------------------------
      7                                                 $47,250
-------------------------------------------------------------------------------
      6                                                 $40,500
-------------------------------------------------------------------------------
      5                                                 $33,750
===============================================================================

DEFERRED COMPENSATION AGREEMENTS

         Messrs. Daly and Frischling and Dr. Mathai-Davis (for purposes of this paragraph only, the Deferring Trustees) have each executed a Deferred Compensation Agreement (collectively, the Compensation Agreements). Pursuant to the Agreements, the Deferring Trustees may elect to defer receipt of up to 100% of their compensation payable by the fund, and such amounts are placed into a deferral account. Currently, the Deferring Trustees may select various AIM funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of five (5) or ten
(10) years (depending on the Compensation Agreement) beginning on the date the Deferring Trustee's retirement benefits commence under the Plan. The fund's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the fund. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Trustee's death. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the fund and of each other AIM fund from which they are deferring compensation.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of March __, 2001, the trustees and officers of the fund as a group owned less than 1% of the outstanding shares of the fund. It is not anticipated that the trustees and officers of the fund as a group will own 1% or more of the outstanding shares of the fund after the offering.

         AIM provided the initial capitalization of the fund and, accordingly, as of March __, 2001, owned more than 25% of the issued and outstanding shares of the fund and therefore could be deemed to "control" the fund as that term is defined in the Investment Company Act. It is anticipated that after commencement of the public offering of the fund's shares, AIM will cease to control the fund for purposes of the Investment Company Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

         AIM, a Delaware corporation, is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act). Certain of the directors and officers of AIM are also executive officers of the fund and their affiliations are shown under "Trustees and Officers" herein. AIM was organized in 1976, and along with its subsidiaries, manages or advises over 125 investment portfolios encompassing a broad range of investment objectives. AIM's address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London, EC2M, 4YR, England. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

         Pursuant to an investment advisory agreement (the Investment Advisory Agreement) between the fund and AIM, AIM will implement the fund's investment objective and principal strategies, set the fund's strategic and operational direction and directly manage all aspects of investing the fund's assets in publicly traded securities and, to a limited extent, in private equity securities, subject in all cases to oversight and control by the Board of Trustees. AIM also will manage the fund's day-to-day operations, administration, record keeping and regulatory compliance functions. As described below, AIM will enter into a sub-advisory agreement with INVESCO to manage the fund's investment in private equity securities.

         In return for its advisory and administrative services, the fund will pay AIM a management fee (the Management Fee) equal to 1.75% of the fund's average daily net assets, calculated daily and paid monthly. Additionally, the fund will pay AIM performance incentive compensation based on the fund's realized capital gains, net of realized and unrealized capital losses. The payment of the performance incentive fee to AIM will comply with the provisions of Section 205 of the Advisers Act. Additional information concerning the performance incentive fee is set forth under the headings "Risk Factors - Incentive Fee Structure May Result in More Speculative Investments for the Fund," "Risk Factors - Accrual of an Incentive Fee Will Lower Returns to Investors" and "Management of the Fund - Incentive Fee" in the Prospectus. AIM will bear all costs and expenses incurred in the performance of its duties under the Investment Advisory Agreement, as well as certain of the fund's operating expenses.

         Each of AIM, INVESCO and the fund has adopted a Code of Ethics which requires investment personnel and certain other employees to (a) pre-clear all personal securities transactions subject to the Code of Ethics; (b) file reports regarding such transactions; (c) refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM fund transaction involving the same security (subject to a de minimis exception), and (iii) transactions involving securities being considered for investment by an AIM fund (subject to the de minimis exception); and (d) abide by certain other provisions of the Code of Ethics. The de minimis exception under the Code of Ethics covers situations where there is no material conflict of interest because of the large market capitalization of a security and the relatively small number of shares involved in a personal transaction. The Code of Ethics also generally prohibits AIM employees from purchasing securities in initial public offerings. Personal trading reports are periodically reviewed by AIM, and the Board of Trustees reviews quarterly and annual reports (which summarize any significant violations of the Code of Ethics). Sanctions for violating the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         You can also review and obtain copies of these Codes of Ethics at the SEC's Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo.sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

SUB-ADVISORY SERVICES

         INVESCO, a Delaware corporation, is a registered investment adviser under the Advisers Act. INVESCO will be primarily responsible for selecting, managing and allocating the fund's private equity securities, subject to AIM's oversight and control. INVESCO began in 1972 as Citicorp Investment Management, Inc., part of a division of Citibank, N.A., performing domestic institutional money management. INVESCO, an indirect wholly owned subsidiary of AMVESCAP PLC, is one of the oldest and most experienced private equity investment organizations in the United States, beginning such investments (including through predecessors) in 1982. INVESCO has invested over $3 billion, including over $820 million directly in private companies and over $2.3 billion in third party venture capital, buyout and special situation funds.

         INVESCO has entered into an investment sub-advisory agreement (the Investment Sub-Advisory Agreement) with AIM. INVESCO will provide the fund with the investment advisory services specified in the Investment Sub-Advisory Agreement with respect to the fund's investment in private equity securities, subject in all cases to oversight and control by AIM and the Board of Trustees.

         In return for its sub-advisory services, AIM will reallocate to INVESCO as a sub-advisory fee a portion of the Management Fee that AIM receives from the fund. Additionally, AIM will reallocate to INVESCO a portion of the performance incentive compensation that AIM receives or is to receive from the fund that represents the portion of the fund's assets managed by INVESCO. INVESCO will bear all costs and expenses incurred in the performance of its duties as sub-adviser to the fund.

ADMINISTRATORS

         AIM will act as the overall administrator to the fund pursuant to an administrative services agreement between the fund and AIM. Under the administrative services agreement, AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the fund, including the services of a principal financial officer of the fund and related staff. As compensation to AIM for its services under such agreement, the fund will pay AIM a fee determined from time to time by the Board of Trustees of the Trust based upon the net assets of the fund. The amount of the fee is intended to reimburse AIM for the costs and expenses it incurs in providing the administrative services to the fund.

         The administrative services agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by
(i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the fund (as defined in the Investment Company Act) and
(ii) the affirmative vote of a majority of the trustees who are not "interested persons" of the fund by votes cast in person at a meeting called for such purpose. The agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act).

             PRINCIPAL UNDERWRITER FOLLOWING INITIAL PUBLIC OFFERING

         The fund expects that A I M Distributors, Inc., a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will act as distributor of the shares of the fund during any subsequent periodic offering of the fund's shares following the initial public offering. The fund anticipates that any periodic offering of its shares will be made first to existing shareholders who continue to be Qualified Investors. AIM Distributors, Inc. will enter into agreements with each broker or dealer that was engaged as part of the selling group in the initial public offering of the fund's shares. Under the agreement, each broker or dealer who acted as part of the selling group in the fund's initial public offering will agree to participate in any subsequent offering of the fund's shares to its existing shareholders. If existing shareholders do not purchase additional shares in an amount approximately equal to the number of shares the fund repurchases as part of its quarterly repurchase offers, the fund may offer such shares to new Qualified Investors. New investors may hold their shares only through a broker or dealer who has executed a shareholder servicing agreement with the fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         AIM makes decisions to buy and sell securities for the fund, selects broker-dealers, effects the fund's investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the fund may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

         Some of the securities in which the fund invests are traded in over-the-counter markets. In such transactions, the fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the fund and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the AIM Funds) in particular, including sales of the fund and of the other AIM Funds. In connection with (3) above, the fund's trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

         The fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, the fund may purchase or sell a security from or to another AIM Fund or account (and may invest in affiliated money market funds) provided the fund follows procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the fund. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the fund. Occasionally, identical securities will be appropriate for investment by the fund and by one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the fund and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the fund and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to the fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

SECTION 28(e) STANDARDS

         Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the fund's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the fund. However, the fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the fund is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

AFFILIATED BROKERAGE

         The fund does not plan to execute any portfolio transactions with, and therefore will not pay any commissions to, any broker affiliated, directly or indirectly, with either the fund, AIM, INVESCO or AIM Distributors.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The fund is treated as an association taxable as a corporation. The fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a regulated investment company, the fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income for the taxable year (the Distribution Requirement), and satisfies certain other requirements of the Code that are described below. Distributions by the fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the Income Requirement).

         In general, gain or loss recognized by the fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation.

         In addition to satisfying the requirements described above, the fund must satisfy an asset diversification test (the Asset Diversification Test) in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the fund's taxable year, at least 50% of the value of the fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the fund has not invested more than 5% of the value of the fund's total assets in securities of such issuer and as to which the fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the Internal Revenue Service (IRS) has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange. The IRS has informally suggested, however, that the issuer of certain purchased over-the-counter options may be the writer of such options.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the fund may not rely on informal rulings of the IRS, the fund may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year the fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS

         Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of the fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of fund shares.

HEDGING TRANSACTIONS

         Some of the forward foreign currency exchange contracts, options and futures contracts that the fund may enter into will be subject to special tax treatment as Section 1256 contracts. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at a maximum rate of 20% to noncorporate shareholders) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

         The fund may engage in certain hedging transactions (such as short sales "against the box") that may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if the fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, the fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain in the taxable year which includes such date).

         Other hedging transactions in which the fund may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the fund. In addition, losses realized by the fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the fund's hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the fund (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

         The fund may make one or more of the elections available under the Code which are applicable to straddles. If the fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales and straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a taxable year election)). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(a) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (b) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         The fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         The fund may either retain or distribute to shareholders its net capital gain for each taxable year. The fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the fund prior to the date on which the shareholder acquired his shares. Conversely, if the fund elects to retain its net capital gain, it will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If the fund elects to retain its net capital gain, it is expected that the fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a qualifying dividend (a) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock), during the 90-day period beginning on the date which is 45 days before the date on which the stock becomes ex-dividend (during the 180-day period beginning on the date which is 90 days before such date, in the case of certain preferred stock), and (ii) any period during which the fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, has granted certain options to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (b) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (c) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (a) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund, or
(b) by application of Code Section 246(b) which in general limits the dividends received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends received deduction and certain other items).

         Alternative minimum tax (AMT) is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income (AMTI) over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. For taxable years beginning after 1997, however, certain small corporations are wholly exempt from the AMT.

         Investment income that may be received by the fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the fund's assets to be invested in various countries is not known.

         Distributions by the fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by the fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund (or of another AIM Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         In addition, if the net asset value at the time a shareholder purchases shares of the fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         The fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (a) who has provided either an incorrect tax identification number or no number at all, (b) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (c) who has failed to certify to the fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of the fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the fund within thirty (30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of the fund, (b) disposes of such shares less then 91 days after they are acquired, and
(c) subsequently acquires shares of the fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (foreign shareholder), depends on whether the income from the fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends and return of capital distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax withholding on gains realized on the sale of shares of the fund, capital gain dividends and amounts retained by the fund that are designated as undistributed net capital gains.

         If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, the fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on ________________, 2000. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the fund.

                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

         A I M Fund Services, Inc. (AFS), the fund's transfer agent, may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

AUDIT REPORTS

         The Board of Trustees will issue to shareholders semi-annually the fund's financial statements. Financial statements, audited by independent auditors, will be issued annually. The firm of __________________________, currently serves as the auditors of the fund.

LEGAL MATTERS

         Legal matters for the fund have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

CUSTODIANS AND TRANSFER AGENT

         State Street Bank and Trust Company (the Custodian), 225 Franklin Street, Boston, Massachusetts 02110 is custodian of all securities and cash of the fund. Under its contract with the fund, the Custodian maintains the portfolio securities of the fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio of the fund and performs other ministerial duties. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as Sub-Custodian for the fund. AFS, a wholly owned subsidiary of AIM, P.O. Box 4739, Houston, Texas 77210-4739, acts as transfer and dividend disbursing agent for the fund. The fund pays the Custodian, Sub-Custodian, and AFS such compensation as may be agreed upon from time to time.

OTHER INFORMATION

         The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement that the fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the fund and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

         The following comprise the financial statements of the fund:

         -        Independent Auditors' Report.

         -        Audited Balance Sheet.

         -        Notes to the Financial Statements.

                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND

                                     PART C

                                OTHER INFORMATION



ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)      Financial Statements:

         Audited Balance Sheet of the Registrant and report of Independent Accountants.

(2)      Exhibits:

         (a)      (1)      Certificate of Trust, dated November 8, 2000, filed
                           herewith.

                  (2) Certificate of Amendment to Certificate of Trust, dated February 6, 2001, filed herewith.

                  (3) Agreement and Declaration of Trust, dated November 8, 2000, filed herewith.

                  (4) Amendment No. 1 to Agreement and Declaration of Trust, dated February 6, 2001, filed herewith.

         (b)      Bylaws, dated November 8, 2000, filed herewith.

         (c)      Voting Trust Agreements - None.

         (d)      Instruments Defining Rights of Holders of Securities - None.

         (e)      Dividend Reinvestment Plan, to be filed.

         (f) Constituent Instruments Defining the Rights of the Holders of Debt - None.

         (g)      (1)      Investment Advisory Agreement, between Registrant and
                           A I M Advisors, Inc., to be filed.

                  (2) Master Inter Group Sub-Advisory Agreement, between A I M Advisors, Inc. and INVESCO Private Capital, Inc., to be filed.

         (h) Form of Underwriting Agreement between Registrant and UBS Warburg, LLC, filed herewith.

         (i)      (1)      AIM Funds Retirement Plan for Eligible
                           Directors/Trustees, as restated March 7, 2000, to be filed.

                  (2) Form of Director Deferred Compensation Agreement for Registrant's Non-Affiliated Directors, as amended March 7, 2000, to be filed.

         (j) Custodian Agreement, between the Registrant and State Street Bank and Trust Company, to be filed.

         (k) Transfer Agency Agreement, between the Registrant and AIM Fund Services, Inc., to be filed.

         (l) Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP, to be filed.

         (m) Consent of Non-Resident Director, Officer, Investment Adviser or Expert - None.

         (n)      Consent of Independent Accountant, to be filed.

         (o)      Financial Statements - None.

         (p)      Initial Capital Agreements, to be filed.

         (q)      Retirement Plans - None.

         (r)      (1)      Code of Ethics of Registrant, to be filed.

                  (2)      Code of Ethics of A I M Advisors, Inc., to be filed.

                  (3) Code of Ethics of INVESCO Private Capital, Inc., to be filed.


ITEM 25. MARKETING ARRANGEMENTS

         See Section ____ of the Underwriting Agreement to be filed herewith as Exhibit (h) to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

         Securities and Exchange Commission Fees                     $
         National Association of Securities Dealers, Inc. Fees       $
         Printing and Engraving Expenses                             $
         Legal Fees                                                  $
         Accounting Expenses                                         $
         Blue Sky Filing Fees and Expenses                           $
         Miscellaneous Expenses                                      $
                          Total                                      $

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         AIM Advisors, Inc. (AIM) provided the initial capitalization for the fund and, accordingly, as of ____________, 2001, owned more than 25% of the issued and outstanding shares of the fund and therefore could be deemed to "control" the fund, as that term is defined in the Investment Company Act. It is anticipated that after the initial public offering of the fund's shares closes, AIM will cease to control the fund for purposes of the Investment Company Act.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

         State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

                                                        Number of Recordholders
Title of Class                                            as of March __, 2001
--------------                                          -----------------------

AIM Millennium Alternative Strategies Fund                         1


ITEM 29. INDEMNIFICATION

         Section 8.2 of the Fund's Agreement and Declaration of Trust provides for the indemnification to the fullest extent permitted by The Delaware Business Trust Act of all "Covered Persons." The Fund's Agreement and Declaration of Trust defines a "Covered Person" as any person who is or was a trustee, officer, employee or agent of the Fund, or is or was serving at the request of the trustees as a director, trustee, partner, officer, employee or agent of a corporation, trust, partnership, joint venture or other enterprise. Section 3817 of the Delaware Business Trust Act permits the Fund, subject to any standards or restrictions set forth in the Fund's Agreement and Declaration of Trust, to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever.

The indemnification provisions apply insofar as consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Fund from and against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Insofar as indemnification for liability arising under the Securities Act of 1933 ("1933 Act") may be permitted to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy is asserted against the Fund by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         See the discussion under the heading "Management of the Fund" in the prospectus and under the headings "Trustees and Officers" and "Investment Advisory and Other Services" in the statement of additional information that are part of this Registration Statement. Information as to the directors and officers of A I M Advisors, Inc. and INVESCO Private Capital, Inc. are included in their Form ADV (Files No. 801-12313 and 801-45224, respectively) filed with the Commission, which information is incorporated herein by reference.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Fund will be maintained at the offices of the Fund's custodian, State Street Bank and Trust Company, at 225 Franklin Street, Boston, Massachusetts 02110, and the Fund's sub-custodian, Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, except that the Fund's corporate records (its Agreement and Declaration of Trust, by-laws and minutes of the meetings of its Board of Trustees and shareholders) will be maintained at the offices of AIM at 11 Greenway Plaza, Suite 100, Houston, TX 77046.


ITEM 32. MANAGEMENT SERVICES

         None.

ITEM 33. UNDERTAKINGS

         (1) Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if:

                  (a) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

                  (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

         (2)      Registrant hereby undertakes:

                  (a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  (b) that, for the purposes of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (3)      Registrant hereby undertakes that:

                  (a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

                  (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, Texas on this 9th day of February, 2001.

                                      AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND


                                             By: /s/ ROBERT H. GRAHAM
                                                --------------------------------
                                                Robert H. Graham
                                                President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                   TITLE                                      DATE

/s/ ROBERT H. GRAHAM                                                            February 9, 2001
------------------------------------
Robert H. Graham                            Trustee & President

*                                                                               February 9, 2001
------------------------------------
Owen Daly II                                Trustee

                                                                                February 9, 2001
------------------------------------
Albert R. Dowden                            Trustee

*                                                                               February 9, 2001
------------------------------------
Carl Frischling                             Trustee

*                                                                               February 9, 2001
------------------------------------
Prema Mathai-Davis                          Trustee

*                                                                               February 9, 2001
------------------------------------
Lewis F. Pennock                            Trustee



* By Robert H. Graham, attorney-in-fact pursuant to Powers of Attorney dated February 9, 2001.

                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND

                                  EXHIBIT INDEX

Exhibit Number             Document Description
--------------             --------------------

2(a)     (1)               Certificate of Trust

         (2)               Certificate of Amendment to Certificate of Trust

         (3)               Agreement and Declaration of Trust

         (4)               Amendment No. 1 to Agreement and Declaration of Trust

2(b)                       Bylaws

2(h)                       Form of Underwriting Agreement between Registrant and
                           UBS Warburg, LLC

2(s)                       Powers of Attorney (All trustees except Graham and
                           Dowden)